UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6377

DREYFUS MUNICIPAL FUNDS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	08/31

Date of reporting period:	08/31/08

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
23	Financial Highlights
24	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Board Members Information
35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus BASIC
Municipal Money
Market Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Municipal Money Market Fund, covering the 12-month period from September 1, 2007, through August 31, 2008.

Economic conditions generally remained unsettled over the past year. A persistent credit crisis and slower U.S. economic growth prompted the Federal Reserve Board (the “Fed”) to reduce interest rates aggressively for much of the reporting period in an attempt to forestall further economic deterioration. However, resurgent inflationary pressures, including soaring food and energy prices, later led the Fed to refrain from further easing, and short-term interest rates were unchanged over the reporting period’s final four months. As a result, money market yields declined sharply before stabilizing in the spring.

We believe that monetary and other recent government policy actions should contribute to the recuperation of the ongoing credit crisis, and that credit availability is likely to improve slowly as financial institutions remain cautious. Global energy demand has begun to weaken, potentially alleviating inflationary pressures.The housing market may bottom later this year, with relatively little potential for either sharp subsequent declines or a strong rebound. Consequently, we expect the U.S. economy to slow to sub-par levels for a prolonged period, and the Fed is likely to keep interest rates low.As always, your financial advisor can help you position your investments accordingly.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chief Executive Officer
The Dreyfus Corporation
September 15, 2008

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by Colleen Meehan, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, Dreyfus BASIC Municipal Money Market Fund produced a yield of 2.46% . Taking into account the effects of compounding, the fund also produced an effective yield of 2.49% .1

Yields of tax-exempt money market instruments declined along with short-term interest rates over much of the reporting period, as the Federal Reserve Board (the “Fed”) sought to stimulate economic growth and address the credit crisis.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high-quality, municipal obligations that provide income exempt from federal income tax.The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In pursuing this approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, federally tax-exempt money market instruments. Second, we actively manage the fund’s average maturity in anticipation of what we believe are interest-rate trends, supply-and-demand changes in the short-term municipal marketplace and anticipated liquidity needs.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the fund, in an effort to position the fund to purchase new securities with higher yields,if higher yields materialize as a result of the increase in supply.Yields tend to rise when there is an increase in new-issue supply competing for investor interest.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the fund’s average weighted maturity.We also may decrease the average weighted maturity in a rising interest-rate environment. If we anticipate limited new-issue supply and lower interest rates, we may extend the fund’s average maturity to maintain current yields for as long as we deem practical. At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations while anticipating liquidity needs.

Interest Rates Fell due to Credit and Economic Woes

Economic conditions deteriorated over much of the reporting period as a result of slumping U.S. housing markets and soaring food and energy costs. Moreover, a credit crisis originating among sub-prime mortgages caused investors to flock to the relative safety of U.S.Treasury securities and money market funds.The Fed began to address these issues by injecting liquidity into the banking system and reducing the federal funds rate from 5.25% to 4.75% in September 2007,the first reduction in more than four years. However, news of massive sub-prime related losses among major financial institutions led to renewed market turbulence, and the Fed responded with additional rate cuts in October and December.

Signs of economic weakness accumulated in early 2008, including the first monthly job losses in more than four years.The Fed took aggressive action in late January, easing the federal funds rate by 125 basis points in two moves. Despite these moves and a stimulus package passed by Congress, the economy continued to deteriorate amid steady job losses and intensifying deleveraging pressures on financial institutions. Additional rate cuts by the Fed followed in March and April, driving the federal funds rate to 2%.The Fed left interest rates unchanged over the remainder of the reporting period due to inflationary pressures stemming from higher commodity prices.

Assets Flowed into Tax-Exempt Money Market Funds

Although tax-exempt money market yields declined along with interest rates, a record level of assets flowed into municipal money market

4

funds from risk-averse investors. Early in the reporting period, robust demand was met with an ample supply of tax-exempt instruments, but unrelenting investor demand later began to exceed supply, putting downward pressure on short-term yields.

The fiscal conditions of most issuers remained sound during the reporting period. However, the economic downturn and housing slump are widely expected to result in renewed budget pressures for many states, which are currently considering proposals to bridge projected shortfalls in upcoming fiscal years.

Maintaining a Conservative Investment Posture

As always, we have invested exclusively in tax-exempt money market instruments that have been approved by our credit analysts.We generally have avoided instruments that may be affected by concerns surrounding certain insurers, banks and broker-dealers. Instead, we have focused on direct, high-quality municipal obligations.We also have attempted to diversify the fund as broadly as we deem practical.

During the reporting period, we set the fund’s weighted average maturity in a range that was longer than industry averages to capture higher yields while interest rates declined. Recently, we began to increase liquidity and move the fund’s weighted average maturity to a more neutral position as recent credit events began to unfold, and we remain prepared to adjust the fund’s portfolio should market conditions change.

September 15, 2008

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect until such time as shareholders are given at least 90 days’
notice. Had these expenses not been absorbed, the fund’s yield would have been 2.29% and the fund’s effective yield would have been 2.32%.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Municipal Money Market Fund from March 1, 2008 to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2008

Expenses paid per $1,000 †	$ 2.27
Ending value (after expenses)	$1,009.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2008

Expenses paid per $1,000 †	$ 2.29
Ending value (after expenses)	$1,022.87

† Expenses are equal to the fund’s annualized expense ratio of .45%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
August 31, 2008

Short-Term	Coupon	Maturity	Principal
Investments—99.3%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—2.3%
Birmingham Industrial Development
Board, Revenue (Diamond
Displays, Inc. Project) (LOC;
Regions Bank)	2.04	9/7/08	2,195,000 [a]	2,195,000
Evergreen Industrial Development
Board, Industrial Revenue,
Refunding (Tenax Manufacturing
Project) (LOC; San Paolo Bank)	1.90	9/7/08	2,300,000 [a]	2,300,000
Haleyville Industrial Development
Board, Revenue (Door
Components, LLC Project) (LOC;
Regions Bank)	1.95	9/7/08	1,800,000 [a]	1,800,000
Jefferson County,
Sewer Revenue Capital
Improvement Warrants	5.38	2/1/09	1,780,000 [b]	1,824,532
Arkansas—2.9%
Morgan Keegan Municipal Products
Inc. (Arkansas Development
Finance Authority, SFMR)
(Liquidity Facility; BNP
Paribas and LOC; Natixis)	2.14	9/7/08	10,495,000 [a,c]	10,495,000
Colorado—2.7%
CollegeInvest,
Education Loan Revenue (LOC;
Lloyds TSB Bank PLC)	1.95	9/7/08	5,000,000 [a]	5,000,000
Colorado Educational and Cultural
Facilities Authority, Revenue
(Capital Christian School
Project) (LOC; Union Bank of
California)	1.85	9/7/08	2,000,000 [a]	2,000,000
Solaris Metropolitan District
Number 1, Property Tax Revenue
(LOC; Key Bank)	1.89	9/7/08	2,610,000 [a]	2,610,000
District of Columbia—2.3%
Anacostia Waterfront Corporation,
PILOT Revenue (Merlots
Program) (Liquidity Facility;
Wachovia Bank and LOC;
Wachovia Bank)	1.92	9/7/08	6,350,000 [a,c]	6,350,000
District of Columbia,
Revenue (Idea Public Charter
School) (LOC; Allfirst Bank)	1.89	9/7/08	2,100,000 [a]	2,100,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida—4.8%
Capital Trust Agency,
MFHR (Brittany Bay Apartments
—Waterman’s Crossing)
(Liquidity Facility; FHLMC and
LOC; FHLMC)	2.08	9/7/08	2,835,000 [a,c]	2,835,000
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	4.50	6/1/09	10,000,000	10,072,313
Hillsborough County Aviation
Authority, Revenue, CP (LOC;
Landesbank Baden-Wurttemberg)	1.65	11/13/08	3,000,000	3,000,000
Jacksonville,
Educational Facilities Revenue
(Edward Waters College
Project) (LOC; Wachovia Bank)	1.90	9/7/08	1,450,000 [a]	1,450,000
Georgia—.8%
Athens-Clarke County Residential
Care Facilities for the
Elderly Authority, Revenue,
Refunding (Wesley Woods of
Athens, Inc. Project) (LOC;
SunTrust Bank)	1.90	9/7/08	3,000,000 [a]	3,000,000
Illinois—2.9%
Chicago,
Collateralized SFMR	3.58	10/7/08	505,000	505,000
Illinois Development Finance
Authority, IDR (Wisconsin Tool
Project) (LOC; Wachovia Bank)	2.00	9/7/08	3,820,000 [a]	3,820,000
Illinois Development Finance
Authority, Revenue (Aurora
Central Catholic High School)
(LOC; Allied Irish Banks)	2.09	9/7/08	1,000,000 [a]	1,000,000
Illinois Development Finance
Authority, Revenue (Park Ridge
Youth Campus Project) (LOC;
ABN-AMRO)	2.15	9/7/08	1,200,000 [a]	1,200,000
Illinois Finance Authority,
Revenue (Elgin Academy
Project) (LOC; Charter One
Bank N.A.)	1.88	9/7/08	2,185,000 [a]	2,185,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Northbrook Park District,
Limited Tax Park GO Notes	3.50	12/1/08	1,675,000	1,677,026
Indiana—2.0%
Carmel,
Waterworks Revenue, BAN	3.75	9/21/08	3,000,000	3,000,000
Indiana Bond Bank,
State Revolving Fund Program
Revenue	5.00	2/1/09	1,145,000	1,159,105
Indianapolis Local Public
Improvement Bond Bank, Notes	2.95	1/8/09	3,000,000	3,000,000
Iowa—1.4%
Iowa Finance Authority,
SWDR (MidAmerican Energy
Project)	2.20	9/7/08	5,000,000 [a]	5,000,000
Kansas—1.3%
Kansas Development Finance
Authority, MFHR (Delaware
Highlands Assisted Living
Project) (LOC; FHLB)	1.99	9/7/08	2,500,000 [a]	2,500,000
Shawnee,
IDR (Thrall Enterprises Inc.
Project) (LOC; ABN-AMRO)	2.10	9/7/08	2,100,000 [a]	2,100,000
Kentucky—2.8%
Kenton County Airport Board,
Special Facilities Revenue
(Airis Cincinnati LLC Project)
(LOC; Deutsche Postbank)	2.15	9/7/08	5,000,000 [a]	5,000,000
Williamstown,
Lease Program Revenue
(Kentucky League of Cities
Funding Trust) (LOC; U.S. Bank NA)	1.86	9/7/08	5,000,000 [a]	5,000,000
Louisiana—1.0%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Price
LeBlanc Facility, L.C.
Project) (LOC; Regions Bank)	1.89	9/7/08	3,500,000 [a]	3,500,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland—.5%
Maryland Economic Development
Corporation, Revenue
(Chesapeake Advertising
Facility) (LOC; M&T Bank)	2.09	9/7/08	1,740,000 [a]	1,740,000
Massachusetts—5.0%
Haverhill,
GO Notes, BAN	4.00	9/26/08	3,000,000	3,000,989
Massachusetts Development Finance
Agency, Revenue (Suffolk
University Issue) (Insured;
Assured Guaranty and Liquidity
Facility; JPMorgan Chase Bank)	2.23	9/7/08	11,000,000 [a]	11,000,000
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Northeastern University Issue)	2.25	5/14/09	4,000,000	4,000,000
Michigan—5.4%
ABN AMRO Munitops Certificate
Trust (Michigan Housing
Development Authority, MFHR)
(Liquidity Facility; Bank of
America and LOC; GNMA)	2.02	9/7/08	9,340,000 [a,c]	9,340,000
Michigan Housing Development
Authority, SFMR	3.05	9/3/08	2,400,000	2,400,000
Michigan Strategic Fund,
LOR (Merchants LLC Project)
(LOC; National City Bank)	2.66	9/7/08	95,000 [a]	95,000
Michigan Strategic Fund,
LOR (NSS Technologies Project)
(LOC; Wachovia Bank)	2.05	9/7/08	4,000,000 [a]	4,000,000
Oakland County Economic
Development Corporation, LOR
(Michigan Seamless Tube LLC
Project) (LOC; ABN-AMRO)	2.00	9/7/08	3,490,000 [a]	3,490,000
Minnesota—4.8%
Metropolitan Council,
GO Notes	4.00	3/1/09	2,440,000	2,462,618

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota (continued)
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facilities Revenue
(Children’s Hospitals and
Clinics of Minnesota)
(Insured; FSA and Liquidity
Facility; U.S. Bank NA)	2.60	9/1/08	6,900,000 [a]	6,900,000
Minneapolis-Saint Paul
Metropolitan Airports
Commission, GO Notes Revenue,
Refunding	5.50	1/1/09	3,135,000	3,168,263
Minneapolis-Saint Paul
Metropolitan Airports
Commission, Senior Airport
Revenue, Refunding	5.00	1/1/09	1,500,000	1,508,528
Waite Park,
IDR (McDowall Company Project)
(LOC; U.S. Bank NA)	1.84	9/7/08	3,435,000 [a]	3,435,000
Missouri—5.8%
Kansas City Industrial Development
Authority, Revenue (Ewing
Marion Kaufman Foundation
Project)	2.45	9/1/08	1,200,000 [a]	1,200,000
Missouri Health and Educational
Facilities Authority,
Educational Facilities Revenue
(Drury College) (LOC; Bank of
America)	2.48	9/1/08	10,200,000 [a]	10,200,000
Missouri Health and Educational
Facilities Authority,
Educational Facilities Revenue
(Rockhurst University) (LOC;
Bank of America)	2.48	9/1/08	9,675,000 [a]	9,675,000
New Hampshire—.4%
New Hampshire,
Turnpike System Revenue,
Refunding (Insured; FSA)	5.00	10/1/08	1,600,000	1,604,350

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York—3.6%
New York State Dormitory
Authority, Revenue (Mount
Saint Mary College) (LOC;
JPMorgan Chase Bank)	1.88	9/7/08	5,100,000 [a]	5,100,000
New York State Housing Finance
Agency, Housing Revenue (55
West 25th Street) (Liquidity
Facility; FNMA and LOC; FNMA)	1.95	9/7/08	8,000,000 [a]	8,000,000
North Carolina—5.1%
Iredell County Industrial
Facilities and Pollution
Control Financing Authority,
IDR (Onsrud, Inc. Project)
(LOC; Wachovia Bank)	2.00	9/7/08	2,970,000 [a]	2,970,000
North Carolina Capital Facilities
Finance Agency, Educational
Facilities Revenue (High Point
University Project) (LOC;
Branch Banking and Trust Co.)	1.86	9/7/08	4,000,000 [a]	4,000,000
North Carolina Medical Care
Commission, Health Care
Facility Revenue (Merlots
Program) (Providence Place
Retirement Community Nursing
Home Project) (Liquidity
Facility; Wachovia Bank and
LOC; GNMA)	1.92	9/7/08	6,375,000 [a,c]	6,375,000
Raleigh-Durham Airport Authority,
Airport Revenue, Refunding
(LOC; Wachovia Bank)	1.91	9/7/08	5,000,000 [a]	5,000,000
North Dakota—.8%
North Dakota Rural Water Finance
Corporation, Public Projects
Construction Notes	2.63	10/1/08	3,000,000	3,000,000
Oklahoma—1.2%
Optima Municipal Authority,
Industrial Revenue (Seaboard
Project) (LOC; SunTrust Bank)	2.05	9/7/08	4,500,000 [a]	4,500,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania—11.8%
Bucks County Industrial
Development Authority, Revenue
(Christian Life Center
Project) (LOC; Wachovia Bank)	1.95	9/7/08	1,600,000 [a]	1,600,000
Chester County Industrial
Development Authority, Revenue
(YMCA of the Brandywine Valley
Project) (LOC; Fulton Bank)	1.90	9/7/08	3,500,000 [a]	3,500,000
Emmaus General Authority,
Local Government Revenue (LOC;
DEPFA Bank PLC)	1.85	9/7/08	4,900,000 [a]	4,900,000
Lancaster Industrial Development
Authority, Revenue (Student
Lodging and Student Services
Project) (LOC; Fulton Bank)	1.94	9/7/08	3,810,000 [a]	3,810,000
Langhorne Manor Borough Higher
Education and Health
Authority, Retirement
Communities Revenue (Wesley
Enhanced Living Obligated
Group) (Liquidity Facility;
Citizens Bank of Pennsylvania)	2.70	9/1/08	4,000,000 [a]	4,000,000
Montgomery County Industrial
Development Authority, PCR, CP
(Exelon Project) (LOC;
Wachovia Bank)	1.72	9/9/08	3,000,000	3,000,000
Moon Industrial Development
Authority, First Mortgage
Revenue (Providence Point
Project) (LOC; Bank of Scotland)	1.80	9/7/08	9,190,000 [a]	9,190,000
North Lebanon Township Municipal
Authority, Sewer Revenue
(Insured; FSA and Liquidity
Facility; Dexia Credit Locale)	2.10	9/7/08	3,320,000 [a]	3,320,000
Pennsylvania Economic Development
Financing Authority, Exempt
Facility Revenue (PPL Energy
Supply) (LOC; Wachovia Bank)	1.80	4/9/09	2,000,000	2,000,000

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Economic Development
Financing Authority, Revenue
(Evergreen Community Power
Facility) (LOC; M&T Bank)	1.99	9/7/08	5,000,000 [a]	5,000,000
Puttable Floating Option Tax
Exempt Receipts (Montgomery
County Redevelopment
Authority, MFHR (Hunt Club
Apartments)) (Liquidity
Facility; FHLMC and LOC; FHLMC)	2.08	9/7/08	2,000,000 [a,c]	2,000,000
Tennessee—8.3%
Metropolitan Government of
Nashville and Davidson County,
GO Multi-Purpose Refunding
Bonds	5.00	10/15/08	1,070,000	1,072,650
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, MFHR (The
Fountain Apartments Project)
(LOC; Fifth Third Bank)	1.87	9/7/08	10,000,000 [a]	10,000,000
Sevier County Public Building
Authority, Local Government
Public Improvement Revenue
(Insured; FSA and Liquidity
Facility; JPMorgan Chase Bank)	2.50	9/1/08	1,800,000 [a]	1,800,000
Sevier County Public Building
Authority, Local Government
Public Improvement Revenue
(Insured; FSA and Liquidity
Facility; JPMorgan Chase Bank)	2.50	9/1/08	1,000,000 [a]	1,000,000
Sevier County Public Building
Authority, Local Government
Public Improvement Revenue
(Insured; FSA and Liquidity
Facility; JPMorgan Chase Bank)	2.50	9/1/08	2,200,000 [a]	2,200,000

14

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Tennessee (continued)
Sevier County Public Building
Authority, Public Projects
Construction Notes (Taud Loan
Program)	2.63	10/1/08	2,000,000	2,000,000
Tennergy Corporation,
Gas Revenue (Putters Program)
(Liquidity Facility; JPMorgan
Chase Bank)	1.87	9/7/08	3,930,000 [a,c]	3,930,000
Tennergy Corporation,
Gas Revenue (Putters Program)
(LOC; BNP Paribas)	1.87	9/7/08	7,905,000 [a,c]	7,905,000
Texas—9.1%
El Paso Independent School
District, Unlimited Tax School
Building Bonds (Liquidity
Facility; DEPFA Bank PLC and
LOC; Permanent School Fund
Guarantee Program)	1.85	9/7/08	3,565,000 [a]	3,565,000
Greenville Industrial Development
Corporation, IDR (Woodgrain
Project) (LOC; General
Electric Capital Corp.)	1.94	9/7/08	3,225,000 [a]	3,225,000
Harris County,
CP (Liquidity Facility: Bank
of Nova Scotia and Lloyds TSB
Bank PLC)	1.55	9/3/08	3,650,000	3,650,000
North Texas Tollway Authority,
BAN	4.13	11/19/08	1,955,000	1,955,000
Port of Port Arthur Navigation
District, Environmental
Facilities Revenue, Refunding
(Motiva Enterprises Project)	2.15	9/7/08	5,945,000 [a]	5,945,000
Revenue Bond Certificate Series
Trust, Revenue (Siena Place)
(GIC; AIG Funding Inc.)	2.54	9/7/08	3,315,000 [a,c]	3,315,000

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
South Plains Housing Finance
Corporation, SFMR (Guaranteed
Mortgage-Backed Securities
Program) (LOC; Natixis)	2.25	10/15/08	9,410,000	9,410,000
Southwest Higher Education
Authority, Inc., Higher
Education Revenue (Southern
Methodist University Project)
(LOC; Landesbank
Hessen-Thuringen Girozentrale)	2.65	9/1/08	1,700,000 [a]	1,700,000
Vermont—1.6%
Vermont Economic Development
Authority, Revenue, CP
(Economic Development Capital
Program) (LOC; Calyon)	1.80	9/9/08	5,000,000	5,000,000
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Capital Asset
Financing Program) (LOC; M&T
Bank)	1.93	9/7/08	820,000 [a]	820,000
Virginia—3.9%
Capital Beltway Funding
Corporation of Virginia,
Senior Lien Multi-Modal Toll
Revenue (I-495 Hot Lanes
Project) (LOC; DEPFA Bank PLC)	2.00	9/7/08	5,000,000 [a]	5,000,000
Hanover County Industrial
Development Authority, IDR
(Iron and Metal Company
Project) (LOC; Branch Banking
and Trust Co.)	2.00	9/7/08	2,990,000 [a]	2,990,000
Roanoke Industrial Development
Authority, IDR (Virginia
Transformer Corporation) (LOC;
SunTrust Bank)	2.10	9/7/08	1,125,000 [a]	1,125,000
Virginia Port Authority,
Subordinate Port Facilities
Revenue, BAN	3.00	7/1/09	5,000,000	5,042,721

16

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Washington—1.2%
Port Chehalis Industrial
Development Corporation,
Revenue (JLT Holding LLC
Project) (LOC; Key Bank)	2.11	9/7/08	2,735,000 [a]	2,735,000
Washington Housing Finance
Commission, Nonprofit Housing
Revenue, Refunding (Emerald Heights
Project) (LOC; Bank of America)	2.25	9/1/08	1,500,000 [a]	1,500,000
Wisconsin—2.8%
Waupaca,
IDR (Gusmer Enterprises, Inc.
Project) (LOC; Wachovia Bank)	2.05	9/7/08	3,350,000 [a]	3,350,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)
(Liquidity Facility; Marshall
and Isley Bank)	2.45	9/1/08	1,200,000 [a]	1,200,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Gundersen Clinic, Ltd. and
Gundersen Lutheran Medical
Center, Inc.) (Insured; FSA
and Liquidity Facility; Dexia
Credit Locale)	2.60	9/1/08	2,500,000 [a]	2,500,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Mequon Jewish Campus, Inc.
Project) (LOC; Bank One)	1.95	9/7/08	3,115,000 [a]	3,115,000
Wyoming—.8%
Campbell County,
IDR (Two Elk Partners Project)	3.65	11/28/08	3,000,000	3,000,000

Total Investments (cost $358,213,095)			99.3%	358,213,095

Cash and Receivables (Net)			.7%	2,437,614

Net Assets			100.0%	360,650,709

[a] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2008. Maturity date represents the next demand date, not the ultimate maturity date.
[b] This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, these securities amounted to $52,545,000 or 14.6% of net assets.

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

18

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	80.2
AAA,AA,A [d]		Aaa,Aa,A [d]		AAA,AA,A [d]	7.4
Not Rated [e]		Not Rated [e]		Not Rated [e]	12.4
					100.0

†	Based on total investments.
[d]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	358,213,095	358,213,095
Cash		1,121,066
Interest receivable		1,497,201
Prepaid expenses		8,503
		360,839,865

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		106,050
Payable for shares of Common Stock redeemed		20,914
Accrued expenses		62,192
		189,156

Net Assets ($)		360,650,709

Composition of Net Assets ($):
Paid-in capital		360,650,709

Net Assets ($)		360,650,709

Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)		360,650,709
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

20

STATEMENT OF OPERATIONS
Year Ended August 31, 2008

Investment Income ($):
Interest Income	10,227,041
Expenses:
Management fee—Note 2(a)	1,766,949
Shareholder servicing costs—Note 2(b)	155,094
Professional fees	52,295
Custodian fees—Note 2(b)	42,208
Directors’ fees and expenses—Note 2(c)	27,140
Registration fees	22,409
Prospectus and shareholders’ reports	14,033
Miscellaneous	31,760
Total Expenses	2,111,888
Less—reduction in management fee
due to undertaking—Note 2(a)	(519,431)
Less—reduction in fees due to
earnings credits—Note 1(b)	(56,400)
Net Expenses	1,536,057
Investment Income-Net, representing net increase
in net assets resulting from operations	8,690,984

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2008	2007

Operations ($):
Investment income—net	8,690,984	11,332,274
Net realized gain (loss) on investments	—	62,837
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,690,984	11,395,111

Dividends to Shareholders from ($):
Investment income—net	(8,747,484)	(11,332,274)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	186,195,914	219,209,100
Dividends reinvested	8,486,014	10,950,666
Cost of shares redeemed	(173,346,642)	(254,081,534)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	21,335,286	(23,921,768)
Total Increase (Decrease) in Net Assets	21,278,786	(23,858,931)

Net Assets ($):
Beginning of Period	339,371,923	363,230,854
End of Period	360,650,709	339,371,923

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.025	.033	.028	.016	.007
Distributions:
Dividends from investment
income—net	(.025)	(.033)	(.028)	(.016)	(.007)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.50	3.32	2.82	1.64	.67

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60	.60	.61	.60	.60
Ratio of net expenses
to average net assets	.43	.45	.44	.44	.44
Ratio of net investment income
to average net assets	2.46	3.27	2.76	1.63	.67

Net Assets, end of period ($ x 1,000)	360,651	339,372	363,231	420,987	448,827

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment advisor. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, fund valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

24

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The adoption of FIN 48 had no impact on the operations of the fund for the period ended August 31, 2008.

26

As of and during the period ended August 31, 2008, the fund did not have any liabilities for any unrecognized tax benefits.The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2008, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The character of distributions paid to shareholders during the fiscal periods ended August 31, 2008 and August 31, 2007 were as follows: tax exempt income $8,690,984 and $11,332,274 and ordinary income $56,500 and $0, respectively.

During the period ended August 31, 2008, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund increased accumulated undistributed investment income-net by $56,500 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice to the contrary, to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

.45% of the value of the fund’s average daily net assets.The Manager has committed to continue this undertaking at least until August 31, 2009. The reduction in management fee, pursuant to the undertaking, amounted to $519,431 during the period ended August 31, 2008.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of ..25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2008, the fund was charged $113,492 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2008, the fund was charged $27,323 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2008, the fund was charged $2,204 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2008, the fund was charged $42,208 pursuant to the custody agreement.

During the period ended August 31, 2008, the fund was charged $5,622 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

28

$143,114, custodian fees $1,143, chief compliance officer fees $3,760 and transfer agency per account fees $5,030, which are offset against an expense reimbursement currently in effect in the amount of $46,997.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Subsequent Event:

The fund has filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury will guarantee the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program will be in effect for a three month term expiring on December 18, 2008, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial three months of the Program requires a payment to the Treasury in the amount of .01% of the fund’s shares outstanding as of September 19, 2008.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus BASIC Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 22, 2008

30

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2008 as “exempt-interest dividends” (not generally subject to regular federal income tax). As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s exempt-interest dividends paid for the 2008 calendar year on Form 1099-INT, which will be mailed by January 31, 2009.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 157
———————

David W. Burke (72)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85
———————

William Hodding Carter III (73)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill
(January 1, 2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)
Other Board Memberships and Affiliations:
• The Century Foundation, a tax-exempt research foundation, Emeritus Director
• The Enterprise Corporation of the Delta, a non-profit economic development organization, Director
No. of Portfolios for which Board Member Serves: 27
———————

Gordon J. Davis (67)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 36

32

Joni Evans (66)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications
• Principal, Joni Evans Ltd.
• Senior Vice President of the William Morris Agency (2005)
No. of Portfolios for which Board Member Serves: 27

———————

Ehud Houminer (68)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
No. of Portfolios for which Board Member Serves: 63
———————

Richard C. Leone (68)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
• The American Prospect, Director
• Center for American Progress, Director
No. of Portfolios for which Board Member Serves: 27
———————

Hans C. Mautner (70)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member, Advisory Board, Lehman Brothers European Real Estate Private Equity Fund
No. of Portfolios for which Board Member Serves: 27

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (44)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
• Senior Vice President, Mentor, a National non-profit youth mentoring organization (2005)
No. of Portfolios for which Board Member Serves: 27
———————

Burton N. Wallack (57)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27
———————

John E. Zuccotti (71)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 76 investment companies (comprised of 157 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 157 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 174 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 170 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

36

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
23	Financial Highlights
24	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Board Members Information
35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus BASIC
New Jersey Municipal
Money Market Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC New Jersey Municipal Money Market Fund, covering the 12-month period from September 1, 2007, through August 31, 2008.

Economic conditions generally remained unsettled over the past year.A persistent credit crisis and slower U.S. economic growth prompted the Federal Reserve Board (the “Fed”) to reduce interest rates aggressively for much of the reporting period in an attempt to forestall further economic deterioration. However, resurgent inflationary pressures, including soaring food and energy prices, later led the Fed to refrain from further easing, and short-term interest rates were unchanged over the reporting period’s final four months.As a result, money market yields declined sharply before stabilizing in the spring.

We believe that monetary and other recent government policy actions should contribute to the recuperation of the ongoing credit crisis, and that credit availability is likely to improve slowly as financial institutions remain cautious. Global energy demand has begun to weaken, potentially alleviating inflationary pressures.The housing market may bottom later this year, with relatively little potential for either sharp subsequent declines or a strong rebound. Consequently, we expect the U.S. economy to slow to sub-par levels for a prolonged period, and the Fed is likely to keep interest rates low.As always, your financial advisor can help you position your investments accordingly.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chief Executive Officer
The Dreyfus Corporation
September 15, 2008

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, Dreyfus BASIC New Jersey Municipal Money Market Fund produced a yield of 2.60% .Taking into account the effects of compounding, the fund also produced an effective yield of 2.63% .1

Tax-exempt money market instruments were primarily influenced by declining short-term interest rates, as the Federal Reserve Board (the “Fed”) sought to stimulate economic growth and address the credit crisis.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state personal income taxes.The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In pursuing this investment approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments from New Jersey exempt issuers. Second, we actively manage the fund’s average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in New Jersey’s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the fund, which should position the fund to purchase new securities with higher yields, if higher yields materialize as a result of the increase in supply.Yields tend to rise when there is an increase in new-issue supply competing for investor

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the fund’s average weighted maturity. If we anticipate limited new-issue supply, we may extend the fund’s average maturity to maintain then-current yields for as long as we deem practical.At other times,we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

Credit and Economic Woes Hurt Investor Sentiment

Economic conditions deteriorated during much of the reporting period as a result of weakness in U.S. housing markets, rising unemployment and soaring food and energy costs. Moreover, a credit crisis originating in the sub-prime mortgage market spread to other asset classes, causing investors to flock to the relative safety of U.S.Treasury securities and money market funds.

Soon after the reporting period began, the Fed attempted to address the economic downturn and credit crisis by injecting liquidity into the banking system and cutting the federal funds rate from 5.25% to 4.75%, the first reduction in more than four years. However, news of massive sub-prime related losses among major financial institutions led to renewed market turbulence, and the Fed responded with additional rate cuts in October and December.

Signs of economic weakness accumulated in early 2008, including the first monthly job losses in more than four years.The Fed took particularly aggressive action in late January, easing the federal funds rate by 125 basis points in two moves.Additional reductions of 75 basis points in March and 25 basis points in April drove the federal funds rate to 2%. The Fed left interest rates unchanged over the remainder of the reporting period due to intensifying inflationary pressures stemming from higher commodity prices.

Assets Flowed into Tax-Exempt Money Market Funds

Although tax-exempt money market yields declined along with interest rates, a record level of assets flowed into municipal money market

4

funds from risk-averse investors. Early in the reporting period, rising demand was met with an ample supply of tax-exempt instruments, but unrelenting investor demand later began to exceed supply, putting downward pressure on short-term yields.

The economic downturn is expected to produce budget shortfalls for New Jersey and its municipalities. The governor and state legislature are negotiating ways to bridge the gap, reduce existing debt and boost revenues from various sources.

Maintaining a Conservative Investment Posture

As always, we have invested exclusively in municipal money market instruments that have been approved by our credit analysts. In some cases, these research efforts identified instruments that, in our judgment, were punished too severely in the downturn and represented attractive values. We have attempted to stagger the maturities of the fund’s holdings to help cushion market volatility and guard against unexpected changes in interest rates.

Over much of the reporting period, we set the fund’s weighted average maturity in a range that was longer than industry averages to capture higher yields for as long as we deemed practical while interest rates fell.While we have continued to maintain the fund’s longer weighted average maturity, we intend to remain attentive to what moves the Fed may make next.

September 15, 2008

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses by The
Dreyfus Corporation pursuant to an agreement in effect until such time as shareholders are given at least 90 days’ notice to the contrary. Had these expenses not been absorbed, the fund’s yield would have been 2.36% and the fund’s effective yield would have been 2.39%.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC New Jersey Municipal Money Market Fund from March 1, 2008 to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2008

Expenses paid per $1,000 †	$ 2.27
Ending value (after expenses)	$1,011.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2008

Expenses paid per $1,000 †	$ 2.29
Ending value (after expenses)	$1,022.87

† Expenses are equal to the fund’s annualized expense ratio of .45%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
August 31, 2008

Short-Term	Coupon	Maturity	Principal
Investments—99.8%	Rate (%)	Date	Amount ($)	Value ($)

Allendale Borough,
GO Notes (General Improvement)	4.60	9/1/08	350,000	350,000
Bound Brook Borough,
GO Notes (General Improvement)
(Insured; FSA)	3.75	2/15/09	325,000	326,744
Bradley Beach Borough Board of
Education, GO Notes	3.25	6/1/09	100,000	100,660
Brick Township Municipal Utilities
Authority, Revenue, Refunding	4.50	12/1/08	650,000	653,667
Brigantine,
GO Notes	3.75	1/15/09	660,000	663,236
Brigantine,
GO Notes, BAN	3.00	8/5/09	2,565,000	2,583,578
Burlington County,
General Improvement GO Notes,
Refunding (Insured; AMBAC)	5.00	10/1/08	225,000	225,398
Burlington County,
GO Notes (County College)	2.10	6/15/09	600,000	599,855
Burlington County Bridge
Commission, County-Guaranteed
Pooled Loan Revenue
(Governmental Loan Program)	5.00	10/15/08	160,000	160,396
Burlington County Bridge
Commission, County-Guaranteed
Pooled Loan Revenue
(Governmental Loan Program)	3.75	12/15/08	305,000	305,555
Camden County Improvement
Authority, County Guaranteed
Revenue (County Capital
Program) (Insured; FSA)	3.50	12/1/08	460,000	460,445
Camden County Improvement
Authority, Health Care
Redevelopment Project Revenue
(Cooper Health System
Obligated Group Issue) (LOC;
Commerce Bank NA)	1.94	9/7/08	5,000,000 [a]	5,000,000
Cape May County Municipal
Utilities Authority, Sewer
Revenue, Refunding
(Insured; MBIA, Inc.)	5.25	1/1/09	235,000	236,539

The Fund 7

STATEMENT OF INVESTMENTS (continued)
Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Cape May County Vocational School
District, GO Notes (General
Improvement)	3.50	9/15/08	100,000	100,043
Carlstadt Borough Board of
Education, GO Notes
(Insured; FSA)	4.00	5/1/09	250,000	252,767
Chester Township,
GO Notes (Insured; FSA)	3.00	2/1/09	435,000	436,787
Cumberland County Improvement
Authority, County Guaranteed
Solid Waste System Revenue
(Insured; MBIA, Inc.)	4.25	1/1/09	100,000	100,440
Delaware River and Bay Authority,
Revenue (Insured; MBIA, Inc.)	3.25	1/1/09	100,000	100,049
East Greenwich Township Board of
Education, GO Notes	3.63	4/15/09	125,000	125,893
Edgewater Borough Board of
Education, GO Notes	3.30	9/1/08	200,000	200,000
Essex County Improvement
Authority, Airport Revenue,
Refunding	4.00	11/1/08	190,000	190,061
Essex County Improvement
Authority, GO Notes, LR,
Refunding (County Jail and
Youth House Projects)	5.00	12/1/08	250,000	252,684
Essex County Improvement
Authority, Parking Facility
Revenue, Refunding	4.50	10/1/08	100,000	100,173
Freehold Township,
GO Notes	3.00	10/1/08	100,000	99,980
Gloucester County Improvement
Authority, County Guaranteed
LR (Insured; MBIA, Inc.)	3.50	9/1/08	100,000	100,000
Gloucester County Improvement
Authority, County Guaranteed
Redevelopment Bonds (Electric
Mobility Project)	5.00	11/1/08	125,000	125,504
Hazlet Township,
GO Notes (Insured;
Assured Guaranty)	4.38	8/1/09	258,000	263,522
Hudson County,
GO Notes (County College Bonds)	4.00	7/15/09	100,000	101,583

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Jersey City,
GO Notes, Refunding	6.00	10/1/08	100,000	100,267
Jersey City Municipal Utilities
Authority, Sewer Revenue,
Refunding (Insured; FSA)	4.50	12/1/08	120,000	120,408
Kingsway Regional High School
District Board of Education,
GO Notes	4.50	1/15/09	100,000	100,634
Lawrence Township,
GO Notes (General Improvement)	3.50	1/15/09	700,000	703,448
Little Ferry Borough Board of
Education, GO Notes (School Bonds)	2.50	6/15/09	275,000	275,742
Long Branch,
GO Notes, BAN	2.25	8/14/09	1,000,000	1,001,207
Lower Township Municipal Utilities
Authority, Revenue	2.20	12/1/08	150,000	149,707
Mahwah Township,
GO Notes (General Improvement)	4.50	12/1/08	100,000	100,489
Mantua Township,
GO Notes	3.50	8/1/09	100,000	101,120
Medford Township,
GO Notes	3.75	7/1/09	100,000	101,265
Medford Township,
GO Notes (Insured; FSA)	3.50	7/15/09	140,000	141,796
Mercer County Improvement
Authority, LR (Governmental
Leasing Program)	2.40	12/15/08	100,000	100,113
Mercer County Improvement
Authority, Revenue, Refunding
(County Courthouse Project)	5.00	11/1/08	125,000	125,491
Monmouth County,
GO Notes	5.00	1/15/09	150,000	151,478
Monmouth County Improvement
Authority, Governmental
Loan Revenue	3.00	12/1/08	100,000	100,099
Morris County Improvement
Authority, Pooled Program
Revenue	5.00	9/1/08	100,000	100,000
Morristown,
GO Notes (Various Capital
Improvements)	4.15	5/1/09	100,000	101,171

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Morristown,
GO Notes, Refunding (Insured; FSA)	5.15	2/1/09	100,000	101,210
New Jersey,
COP (Equipment Lease
Purchase Agreement)	5.00	6/15/09	350,000	356,887
New Jersey,
COP, Refunding (Equipment
Lease Purchase Agreement)	5.25	6/15/09	400,000	409,181
New Jersey,
GO Notes (Various Purposes)	4.50	2/1/09	125,000 [b]	126,078
New Jersey,
GO Notes (Various Purposes)	4.50	2/1/09	150,000 [b]	151,382
New Jersey Building Authority,
State Building Revenue,
Refunding	5.25	12/15/08	290,000	292,034
New Jersey Economic Development
Authority, Economic Growth
Revenue (Greater Mercer County
Composite Issue) (LOC;
Wachovia Bank)	2.03	9/7/08	470,000 [a]	470,000
New Jersey Economic Development
Authority, EDR (AJV Holdings
LLC Project) (LOC; JPMorgan
Chase Bank)	3.70	9/7/08	525,000 [a]	525,000
New Jersey Economic Development
Authority, EDR (ARND LLC
Project) (LOC; Comerica Bank)	1.99	9/7/08	2,430,000 [a]	2,430,000
New Jersey Economic Development
Authority, EDR (Fisk Alloy
Wire Inc. and Affiliates
Project) (LOC; Wachovia Bank)	1.98	9/7/08	755,000 [a]	755,000
New Jersey Economic Development
Authority, EDR (J Jams Realty
Project) (LOC; Wachovia Bank)	1.98	9/7/08	100,000 [a]	100,000
New Jersey Economic Development
Authority, EDR (Maroukian
Realty LLC Project) (LOC;
Commerce Bank NA)	1.94	9/7/08	1,405,000 [a]	1,405,000
New Jersey Economic Development
Authority, EDR (Parke Place
Associates Project) (LOC;
Commerce Bank NA)	1.94	9/7/08	5,450,000 [a]	5,450,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey Economic Development
Authority, EDR (Republic
Services Inc. Project) (LOC;
Bank of America)	1.90	9/7/08	3,400,000 [a]	3,400,000
New Jersey Economic Development
Authority, EDR (Services for
Children with Hidden
Intelligence, Inc. Project)
(LOC; Fulton Bank)	1.94	9/7/08	2,000,000 [a]	2,000,000
New Jersey Economic Development
Authority, EDR (The Pennington
School Project) (LOC; Citizens
Bank of Pennsylvania)	1.90	9/7/08	725,000 [a]	725,000
New Jersey Economic Development
Authority, EDR (United Window
and Door Manufacturing Inc.)
(LOC; JPMorgan Chase Bank)	2.18	9/7/08	50,000 [a]	50,000
New Jersey Economic Development
Authority, EDR, Refunding (RDR
Investment Company LLC) (LOC;
JPMorgan Chase Bank)	2.18	9/7/08	1,315,000 [a]	1,315,000
New Jersey Economic Development
Authority, First Mortgage Revenue,
Refunding (Winchester Gardens at
Ward Homestead Project)
(LOC; Valley National Bank)	1.83	9/7/08	800,000 [a]	800,000
New Jersey Economic Development
Authority, IDR (CST Products,
LLC Project) (LOC; National
Bank of Canada)	1.95	9/7/08	2,800,000 [a]	2,800,000
New Jersey Economic Development
Authority, Market Transition Facility
Senior Lien Revenue, Refunding	5.00	7/1/09	2,250,000	2,302,785
New Jersey Economic Development
Authority, Revenue (Applewood
Estates Project) (LOC;
Commerce Bank NA)	1.78	9/7/08	975,000 [a]	975,000
New Jersey Economic Development
Authority, Revenue (Richmond
Industries, Inc. and Richmond
Realty, L.L.C. Projects) (LOC;
Commerce Bank NA)	1.94	9/7/08	750,000 [a]	750,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey Economic Development
Authority, Revenue (Stuart
Country Day School of the
Sacred Heart, Princeton, Inc.
Project) (LOC; Allied Irish Banks)	1.90	9/7/08	600,000 [a]	600,000
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	9/1/08	160,000	160,000
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	3/1/09	150,000	152,014
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	6/15/09	200,000	204,563
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	9/1/09	500,000	514,444
New Jersey Economic Development
Authority, School Facilities
Construction Revenue
(Insured; FSA)	5.25	3/1/09	175,000	177,567
New Jersey Economic Development
Authority, School Facilities
Construction Revenue (Liquidity
Facility; Bank of America)	2.04	9/7/08	2,995,000 [a,c]	2,995,000
New Jersey Economic Development
Authority, School Facilities
Construction Revenue (LOC:
Bank of Nova Scotia and Lloyds
TSB Bank PLC)	2.30	9/1/08	35,000 [a]	35,000
New Jersey Educational Facilities
Authority, Higher Education
Facilities Trust Fund Revenue,
Refunding	5.00	9/1/08	300,000	300,000
New Jersey Educational Facilities
Authority, Revenue (Higher
Education Capital Improvement
Fund Issue)	4.50	9/1/08	100,000	100,000
New Jersey Educational Facilities
Authority, Revenue (Higher
Education Capital Improvement
Fund Issue)	5.00	9/1/08	935,000	935,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey Educational Facilities
Authority, Revenue (Princeton
University)	2.40	9/1/08	398,000 [a]	398,000
New Jersey Environmental
Infrastructure Trust, Environmental
Infrastructure Revenue	4.00	9/1/08	650,000	650,000
New Jersey Environmental
Infrastructure Trust, Environmental
Infrastructure Revenue	4.90	9/1/08	100,000	100,000
New Jersey Environmental
Infrastructure Trust, Environmental
Infrastructure Revenue	5.00	9/1/08	125,000	125,000
New Jersey Environmental
Infrastructure Trust, Environmental
Infrastructure Revenue	5.00	9/1/08	100,000	100,000
New Jersey Environmental
Infrastructure Trust,
Environmental Infrastructure
Revenue, Refunding	5.00	9/1/08	265,000	265,000
New Jersey Environmental
Infrastructure Trust,
Wastewater Treatment Revenue	5.00	9/1/08	650,000	650,000
New Jersey Environmental
Infrastructure Trust,
Wastewater Treatment Revenue,
Refunding (Financing Program)	5.00	3/1/09	150,000	151,901
New Jersey Health Care Facilities
Financing Authority,
Department of Human Services
LR (Greystone Park Psychiatric
Hospital Project)	5.00	9/15/08	655,000	655,489
New Jersey Health Care Facilities
Financing Authority,
Department of Human Services
LR (Greystone Park Psychiatric
Hospital Project)	5.00	9/15/09	250,000	256,867
New Jersey Health Care Facilities
Financing Authority, Revenue
(Hackensack University Medical
Center Issue) (Insured;
Assured Guaranty and Liquidity
Facility; Morgan Stanley Bank)	1.94	9/7/08	1,410,000 [a,c]	1,410,000

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey Health Care Facilities
Financing Authority, Revenue
(Merlots Program) (Virtua
Health Issue) (Liquidity
Facility; Wachovia Bank and
LOC; Wachovia Bank)	1.92	9/7/08	9,000,000 [a,c]	9,000,000
New Jersey Housing and Mortgage
Finance Agency, Home Buyer
Revenue	5.30	10/1/08	1,140,000	1,142,818
New Jersey Housing and Mortgage
Finance Agency, MFHR
(Insured; FSA)	3.88	11/1/08	430,000	430,519
New Jersey Housing and Mortgage
Finance Agency, SFHR	3.25	4/1/09	1,245,000	1,251,382
New Jersey Housing and Mortgage
Finance Agency, SFHR
(Liquidity Facility; Morgan
Stanley Bank)	2.09	9/7/08	4,300,000 [a,c]	4,300,000
New Jersey Transit Corporation,
COP (Federal Transit
Administration Grants)	4.20	9/15/08	100,000	100,052
New Jersey Transit Corporation,
COP (Federal Transit
Administration Grants)	5.50	9/15/08	175,000	175,194
New Jersey Transit Corporation,
COP (Federal Transit
Administration Grants)	5.63	9/15/09	200,000	207,081
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.25	12/15/08	1,900,000	1,915,327
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.25	12/15/08	120,000	121,102
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.50	6/15/09	330,000	338,281
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; FSA and
Liquidity Facility; Morgan
Stanley Bank)	2.09	9/7/08	2,000,000 [a,c]	2,000,000

14

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey Turnpike Authority,
Turnpike Revenue	6.75	1/1/09	110,000	111,528
New Jersey Turnpike Authority,
Turnpike Revenue (Insured; FSA
and Liquidity Facility; Dexia
Credit Locale)	2.00	9/7/08	1,450,000 [a,d]	1,450,000
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
MBIA, Inc.)	5.50	1/1/09	255,000	256,984
Northern Highlands Regional High
School District Board of
Education, GO Notes	3.50	6/15/09	110,000	110,632
Ocean City,
GO Notes (General Improvement)
(Insured; Assured Guaranty)	5.00	7/15/09	180,000	184,226
Ocean County,
GO Notes	3.00	8/1/09	185,000 [d]	186,654
Passaic County,
GO Notes	3.50	9/15/08	185,000	185,052
Passaic County,
GO Notes (Insured; FSA)	5.00	9/15/08	150,000	150,170
Paterson,
GO Notes (Insured; FSA)	3.50	2/1/09	200,000	201,026
Paterson Public School District,
COP, Refunding (Lease Purchase
Agreement) (Insured; MBIA, Inc.)	4.00	11/1/08	140,000	140,136
Perth Amboy,
GO Notes, Refunding (General
Improvement) (Insured; FSA)	5.20	9/1/08	100,000	100,000
Port Authority of New York and New
Jersey (Consolidated Bonds,
138th Series)	4.00	12/1/08	150,000	150,216
Port Authority of New York and New
Jersey (Consolidated Bonds,
139th Series)	3.50	10/1/08	170,000	170,066
Port Authority of New York and
New Jersey (Consolidated Bonds,
147th Series) (Insured; FGIC
and Liquidity Facility;
Bayerische Landesbank)	2.02	9/7/08	4,500,000 [a,c]	4,500,000

The Fund 15

STATEMENT OF INVESTMENTS (continued)
Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Port Authority of New York and New
Jersey (Consolidated Bonds,
151th Series) (Liquidity
Facility; Citigroup)	1.87	9/7/08	6,000,000 [a,c]	6,000,000
Port Authority of New York and New
Jersey (Putters Program)
(Consolidated Bonds, 152nd
Series) (Liquidity Facility;
JPMorgan Chase Bank)	1.99	9/7/08	2,495,000 [a,c]	2,495,000
Port Authority of New York and New
Jersey, Equipment Notes	1.98	9/7/08	1,745,000 [a]	1,745,000
Port Authority of New York and New
Jersey, Equipment Notes	1.98	9/7/08	1,615,000 [a]	1,615,000
Port Authority of New York and New
Jersey, Special Project
Revenue (JFK International Air
Terminal LLC Project)
(Insured; MBIA, Inc.)	6.25	12/1/08	2,000,000	2,011,592
Quinton Township,
GO Notes, BAN	2.75	3/1/09	1,000,000	1,002,929
Randolph Township Board of
Education, GO Notes	4.55	2/1/09	165,000	166,419
Rumson-Fair Haven Regional High
School District, GO Notes
(Insured; FSA)	3.00	2/1/09	100,000	100,327
Sea Isle City,
GO Notes, BAN	3.75	12/10/08	1,400,000	1,401,293
Seaside Park Borough,
GO Notes (Insured; Assured
Guaranty)	3.00	9/1/09	340,000 [d]	343,318
South Hackensack Township Board of
Education, GO Notes (Insured; FSA)	4.00	2/15/09	115,000	115,718
South Jersey Port Corporation,
Marine Terminal Revenue,
Refunding	4.00	1/1/09	100,000	100,000
Sparta Township Board of
Education, GO Notes, Refunding
(Insured; Assured Guaranty)	4.13	9/1/08	150,000	150,000
Sussex County,
GO Notes (County College)	4.13	9/1/08	300,000	300,000

16

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Liquidity Facility; Merrill
Lynch Capital Services and
LOC; Merrill Lynch)	2.64	9/7/08	5,600,000 [a,c]	5,600,000
Union City,
GO Notes (Insured; FSA)	6.38	11/1/08	750,000	754,878
Union City,
GO Notes, Refunding (Insured;
MBIA, Inc.)	5.50	9/1/08	300,000	300,000
West Morris Regional High School
District Board of Education,
GO Notes	4.25	5/1/09	100,000	101,470
West New York,
GO Notes	5.00	6/15/09	800,000	816,999

Total Investments (cost $110,413,303)			99.8%	110,413,785

Cash and Receivables (Net)			.2%	241,343

Net Assets			100.0%	110,655,128

[a] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2008. Maturity date represents the next demand date, not the ultimate maturity date.
[b] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, these securities amounted to $38,300,000 or 34.6% of net assets.
[d] Purchased on a delayed delivery basis.

The Fund 17

STATEMENT OF INVESTMENTS (continued)
Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

18

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	51.6
AAA,AA,A [e]		Aaa,Aa,A [e]		AAA,AA,A [e]	24.8
Not Rated [f]		Not Rated [f]		Not Rated [f]	23.6
					100.0

†	Based on total investments.
[e]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	110,413,303	110,413,785
Cash		249,636
Interest receivable		738,089
Receivable for investment securities sold		528,839
Prepaid expenses		3,223
		111,933,572

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		29,842
Payable for investment securities purchased		1,132,221
Payable for shares of Common Stock redeemed		70,187
Accrued expenses		46,194
		1,278,444

Net Assets ($)		110,655,128

Composition of Net Assets ($):
Paid-in capital		110,654,455
Accumulated net realized gain (loss) on investments		191
Accumulated gross unrealized appreciation on investments		482

Net Assets ($)		110,655,128

Shares Outstanding
(1 billion shares of $.001 par value Common Stock authorized)		110,654,455
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

20

STATEMENT OF OPERATIONS
Year Ended August 31, 2008

Investment Income ($):
Interest Income	3,155,225
Expenses:
Management fee—Note 2(a)	521,780
Shareholder servicing costs—Note 2(b)	61,417
Auditing fees	41,345
Custodian fees—Note 2(b)	18,348
Registration fees	10,235
Prospectus and shareholders’ reports	9,759
Directors’ fees and expenses—Note 2(c)	9,579
Legal fees	1,995
Miscellaneous	33,496
Total Expenses	707,954
Less—reduction in management fee
due to undertaking—Note 2(a)	(237,624)
Less—reduction in fees due to
earnings credits—Note 1(b)	(10,772)
Net Expenses	459,558
Investment Income—Net	2,695,667

Realized and Unrealized Gain (Loss) on Investments—Note 1(b) ($):
Net realized gain (loss) on investments	7,070
Net unrealized appreciation on investments	482
Net Realized and Unrealized Gain (Loss) on Investments	7,552
Net Increase in Net Assets Resulting from Operations	2,703,219

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2008	2007

Operations ($):
Investment income—net	2,695,667	3,659,793
Net realized gain (loss) on investments	7,070	53,848
Net unrealized appreciation on investments	482	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,703,219	3,713,641

Dividends to Shareholders from ($):
Investment income—net	(2,696,725)	(3,659,793)
Net realized gain on investments	(59,669)	—
Total Dividends	(2,756,394)	(3,659,793)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	51,387,704	36,893,466
Dividends reinvested	2,676,241	3,534,067
Cost of shares redeemed	(46,502,244)	(52,525,456)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	7,561,701	(12,097,923)
Total Increase (Decrease) in Net Assets	7,508,526	(12,044,075)

Net Assets ($):
Beginning of Period	103,146,602	115,190,677
End of Period	110,655,128	103,146,602

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.026	.033	.027	.016	.007
Net realized and unrealized
gain (loss) on investments	.001	—	—	—	—
Total from Investment Operations	.027	.033	.027	.016	.007
Distributions:
Dividends from investment income—net	(.026)	(.033)	(.027)	(.016)	(.007)
Dividends from net realized
gain on investments	(.001)	—	—	—	—
Total Distributions	(.027)	(.033)	(.027)	(.016)	(.007)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.70	3.30	2.78	1.59	.71

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.68	.65	.64	.64	.63
Ratio of net expenses
to average net assets	.44	.45	.45	.45	.44
Ratio of net investment income
to average net assets	2.58	3.25	2.75	1.57	.70

Net Assets, end of period ($ x 1,000)	110,655	103,147	115,191	110,342	136,108

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series including the fund.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment advisor. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is

24

unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended August 31, 2008.

26

As of and during the period ended August 31, 2008, the fund did not have any liabilities for any unrecognized tax benefits.The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2008, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2008 and August 31, 2007 were as follows: tax exempt income $2,695,667 and $3,659,793, ordinary income $58,581 and $0 and long-term capital gains $2,146 and $0, respectively.

During the period ended August 31, 2008, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund increased accumulated investment income-net by $1,058 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice to the contrary, to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

.45% of the value of the fund’s average daily net assets.The Manager has committed to continue this undertaking at least until August 31, 2009. The reduction in management fee, pursuant to the undertaking, amounted to $237,624 during the period ended August 31, 2008.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of ..25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2008, the fund was charged $47,575 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2008, the fund was charged $9,049 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2008, the fund was charged $728 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2008, the fund was charged $18,348 pursuant to the custody agreement.

During the period ended August 31, 2008, the fund was charged $5,622 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

28

$45,676, custodian fees $1,805, chief compliance officer fees $3,760 and transfer agency per account fees $1,400, which are offset against an expense reimbursement currently in effect in the amount of $22,799.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Subsequent Event:

The fund has filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury will guarantee the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program will be in effect for a three month term expiring on December 18, 2008, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial three months of the Program requires a payment to the Treasury in the amount of .01% of the fund’s shares outstanding as of September 19, 2008.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus BASIC New Jersey Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Fund (one of the series comprising Dreyfus Municipal Funds, Inc.), as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Fund at August 31,2008,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 22, 2008

30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2008:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

—the fund hereby designates $.0006 per share as a short-term capital gain distribution paid on December 20, 2007 and designates $2,146 as a long term capital gain distribution for reporting purposes.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 157
———————

David W. Burke (72)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85
———————

William Hodding Carter III (73)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill
(January 1, 2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)
Other Board Memberships and Affiliations:
• The Century Foundation, a tax-exempt research foundation, Emeritus Director
• The Enterprise Corporation of the Delta, a non-profit economic development organization, Director
No. of Portfolios for which Board Member Serves: 27
———————

Gordon J. Davis (67)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 36

32

Joni Evans (66)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications
• Principal, Joni Evans Ltd.
• Senior Vice President of the William Morris Agency (2005)
No. of Portfolios for which Board Member Serves: 27

———————

Ehud Houminer (68)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
No. of Portfolios for which Board Member Serves: 63
———————

Richard C. Leone (68)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
• The American Prospect, Director
• Center for American Progress, Director
No. of Portfolios for which Board Member Serves: 27
———————

Hans C. Mautner (70)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member, Advisory Board, Lehman Brothers European Real Estate Private Equity Fund
No. of Portfolios for which Board Member Serves: 27

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (44)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
• Senior Vice President, Mentor, a National non-profit youth mentoring organization (2005)
No. of Portfolios for which Board Member Serves: 27
———————

Burton N. Wallack (57)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27
———————

John E. Zuccotti (71)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 76 investment companies (comprised of 157 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 157 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 174 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 170 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

36

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statement of Changes in Net Assets
33	Financial Highlights
37	Notes to Financial Statements
46	Report of Independent Registered
Public Accounting Firm
47	Important Tax Information
48	Board Members Information
51	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
AMT-Free Municipal Bond Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier AMT-Free Municipal Bond Fund, covering the 12-month period from September 1, 2007, through August 31, 2008.

Economic conditions generally remained unsettled throughout the reporting period. A persistent credit crisis, downturns in the U.S. and global economies and resurgent inflationary pressures produced heightened bond market volatility.As investors grew more risk averse, they moved away from riskier market sectors toward the relative credit safety of U.S. government securities, and more stable money market funds. Despite these factors and concerns regarding monoline bond insurers and auction-rate securities, investor demand remained robust, and municipal bond prices held up relatively well, on average, over the 12-month reporting period.

We believe that monetary and other recent government policy actions should contribute to the recuperation of the ongoing credit crisis, and that credit availability is likely to improve slowly as financial institutions remain cautious. Global energy demand has begun to weaken, potentially alleviating inflationary pressures.The housing market may bottom later this year, with relatively little potential for either sharp subsequent declines or a strong rebound. Consequently, we expect the U.S. economy to slow to sub-par levels for a prolonged period, rather than entering either a sustained rebound or a severe recession.As always, your financial advisor can help you position your investments accordingly.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chief Executive Officer
The Dreyfus Corporation
September 15, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, Dreyfus Premier AMT-Free Municipal Bond Fund’s Class A shares produced a total return of 2.35%, Class B shares returned 1.77%, Class C shares returned 1.59% and Class Z shares returned 2.53% .1,2 In comparison, the Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, produced a total return of 4.48%, and the average total return of funds reported in the Lipper General Municipal Debt Funds category was 1.92% for the same period.3

A credit crisis and economic slowdown produced heightened volatility during the reporting period among many asset classes, including municipal bonds. The fund produced lower returns than its benchmark, which is not subject to fees and expenses like a mutual fund, but performed relatively better as compared to its Lipper category average. The fund’s relative performance compared to its Lipper category average was primarily due to the fund’s focus on higher-quality AMT-free securities that sheltered it from the full brunt of market weakness.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax.

The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus. 4 The remaining 35% of the fund’s assets may be invested in municipal bonds with a credit quality lower than A, including high yield (or junk) bonds. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but there are no specific requirements with respect to average portfolio maturity.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

Economic and Credit Concerns Weighed on Municipal Bonds

A credit crisis originating in the sub-prime mortgage market began to send shock waves throughout the financial markets before the reporting period began. Market turmoil continued into 2008 when highly leveraged institutional investors were forced by sub-prime related losses to sell their more creditworthy holdings, including municipal bonds. These developments were exacerbated by declining housing prices, soaring energy costs and a softer job market, which weighed heavily on the U.S. economy.Aggressive reductions of short-term interest rates by the Federal Reserve Board (the “Fed”) so far appear to have had a relatively limited impact in preventing further economic deterioration.

Particularly heavy losses among municipal bonds through February 2008 were followed by a strong rebound in the spring, when the Fed reassured investors by participating in the rescue of a major investment bank.Although the market rallied, heightened volatility returned over the summer when a number of major financial institutions revealed new sub-prime related losses.

Credit Quality Helped Support Fund Returns

In this challenging market environment, we emphasized municipal bonds with sound credit and liquidity profiles, and we maintained underweighted exposure to lower-rated and less liquid bonds. This strategy enabled the fund to avoid some of the harder-hit areas of the market. In addition, we focused on income-oriented bonds with maturities in the 20-year range, which offered most of the yield of longer term bonds but with less interest-rate risk. Indeed, the 20-year part of the maturity spectrum proved to be one of the market’s stronger areas during the reporting period, and income-oriented “premium” bonds held up better than securities selling at discounts or par.

The fund received particularly favorable results from certain Texas school districts as well as bonds issued to finance hospitals. Bonds in the latter category had been punished during the downturn to levels we considered unwarranted, and they gained value as they returned to prices that more accurately reflected their credit fundamentals. Finally, when selling holdings, the fund benefited from strong demand among retail investors.

Staying Cautious in a Volatile Market

As of the end of the reporting period, the U.S. economic downturn has persisted and the credit crisis has intensified.Therefore, we intend to maintain our focus on municipal bonds with strong credit and liquidity profiles.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and, for the tax year ending December 31, 2007, some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect, until such time as it gives shareholders at least 90 days’ prior notice, and which Dreyfus has committed to continue until at least January 1, 2009. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	Class Z is not subject to any initial or deferred sales charge.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[4]	The fund may continue to own investment-grade bonds (at the time of purchase) which are subsequently downgraded to below investment grade.

The Fund 5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class Z shares of Dreyfus Premier AMT-Free Municipal
Bond Fund on 8/31/98 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”)
on that date. All dividends and capital gain distributions are reinvested. Performance for Class A, Class B and Class C shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses.
Effective January 1, 2008, the fund changed its name from Dreyfus Premier Select Municipal Bond Fund to
Dreyfus Premier AMT-Free Municipal Bond Fund.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares.
The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/08

	Inception
	Date	1 Year	5 Years	10 Years

Class Z shares		2.53%	4.13%	4.27%
Class A shares
with maximum sales charge (4.5%)	3/31/03	(2.28)%	2.90%	3.65%†††
without sales charge	3/31/03	2.35%	3.85%	4.12%†††
Class B shares
with applicable redemption charge †	3/31/03	(2.15)%	3.01%	4.06%†††,††††
without redemption	3/31/03	1.77%	3.36%	4.06%†††,††††
Class C shares
with applicable redemption charge ††	3/31/03	0.61%	3.09%	3.70%†††
without redemption	3/31/03	1.59%	3.09%	3.70%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class A, B and C shares of the fund represent the performance of the fund’s Class Z shares for periods prior to March 31, 2003 (the inception date for Class A, B and C shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier AMT-Free Municipal Bond Fund from March 1, 2008 to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2008
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 3.61	$ 6.17	$ 7.46	$ 2.32
Ending value (after expenses)	$1,050.60	$1,047.10	$1,046.60	$1,051.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2008

	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 3.56	$ 6.09	$ 7.35	$ 2.29
Ending value (after expenses)	$1,021.62	$1,019.10	$1,017.85	$1,022.87

† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.20% for Class B, 1.45% for
Class C and .45% for Class Z, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.5%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—2.1%
Alabama Board of Education,
Revenue (Calhoun Community
College) (Insured; AMBAC)	5.00	5/1/25	5,155,000	5,201,189
Jefferson County Public Building
Authority, LR Warrants
(Insured; AMBAC)	5.13	4/1/17	2,380,000	2,100,731
Alaska—1.6%
Alaska Housing Finance
Corporation, Mortgage Revenue	5.10	6/1/12	790,000	791,564
Alaska Industrial Development and
Export Authority, Revenue
(Providence Health and Services)	5.00	10/1/31	4,790,000	4,744,447
Arizona—.8%
Salt River Project Agricultural
Improvement and Power
District, COP (Desert Basin
Independent Trust)
(Insured; MBIA, Inc.)	5.00	12/1/18	2,700,000	2,810,295
Arkansas—.3%
Arkansas Development Finance
Authority, Construction Revenue
(Public Health Laboratory
Project) (Insured; AMBAC)	5.00	12/1/17	1,025,000	1,075,266
California—12.3%
Beaumont Financing Authority,
Local Agency Revenue
(Insured; AMBAC)	4.75	9/1/33	7,065,000	6,244,824
California,
GO	5.25	10/1/16	295,000	295,711
California,
GO (Insured; MBIA, Inc.)	5.25	9/1/10	105,000 [a]	111,742
California,
GO (Various Purpose)
(Insured; AMBAC)	4.25	12/1/35	5,140,000	4,362,164
California,
GO (Veterans) (Insured; FSA)	5.45	12/1/24	2,635,000	2,639,980
California Department of Water
Resources, Power Supply
Revenue (Insured; XLCA)	5.38	5/1/12	7,000,000 [a]	7,787,780

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California Public Works Board,
LR (Department of Corrections)
(Ten Administrative
Segregation Housing Units)
(Insured; AMBAC)	5.25	3/1/21	1,000,000	1,035,540
California Public Works Board,
LR (University of California)
(Insured; AMBAC)	5.40	12/1/16	1,000,000	1,022,310
California Statewide Communities
Development Authority, Revenue
(The Salk Institute for Biological
Studies) (Insured; MBIA, Inc.)	5.00	7/1/24	1,880,000	1,916,942
Glendale Community College
District, GO (Insured; FGIC)	0.00	8/1/20	180,000 [b]	101,187
Glendale Community College
District, GO (Insured; FGIC)	0.00	8/1/21	1,520,000 [b]	802,955
Glendora Unified School District,
GO (Insured; FGIC)	0.00	8/1/26	2,575,000 [b]	989,186
Glendora Unified School District,
GO (Insured; FGIC)	0.00	8/1/27	2,000,000 [b]	721,700
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	6,640,000	5,270,699
Nevada Joint Union High School
District, GO (Insured; FSA)	5.00	8/1/22	1,160,000	1,197,688
Placer Union High School District,
GO (Insured; FSA)	0.00	8/1/27	4,110,000 [b]	1,570,308
Placer Union High School District,
GO (Insured; FSA)	0.00	8/1/28	4,000,000 [b]	1,441,280
San Juan Unified School District,
GO (Insured; MBIA, Inc.)	5.25	8/1/20	1,425,000	1,508,192
Tustin Unified School District,
Special Tax Bonds (Senior Lien
Community Facilities District
Number 97-1) (Insured; FSA)	0.00	9/1/21	1,615,000 [b]	871,486
Walnut Valley Unified School
District, GO (Insured; FGIC)	6.50	8/1/19	1,765,000	1,793,911

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
West Sacramento Redevelopment
Agency, Tax Allocation Revenue
(West Sacramento Redevelopment
Project) (Insured; MBIA, Inc.)	4.75	9/1/16	1,000,000	1,016,050
Colorado—3.9%
Black Hawk,
Device Tax Revenue	5.00	12/1/14	500,000	507,065
Black Hawk,
Device Tax Revenue	5.00	12/1/18	600,000	581,928
Colorado Health Facilities
Authority, Revenue (Porter
Place, Inc. Project)
(Collateralized; GNMA)	5.88	1/20/20	1,940,000	1,992,671
Colorado Water Resources and Power
Development Authority,
Drinking Water Revenue	5.25	9/1/15	1,000,000	1,012,300
E-470 Public Highway Authority,
Senior Revenue (Insured; MBIA, Inc.)	5.50	9/1/24	2,000,000	2,011,540
Northwest Parkway Public Highway
Authority, Senior Revenue
(Insured; FSA)	0.00	6/15/11	8,500,000 [a,b]	3,137,520
Prairie Center Metropolitan
District Number 3, Limited
Property Tax Supported Primary
Improvements Revenue	5.40	12/15/31	4,750,000	4,053,650
Delaware—3.7%
Delaware Economic Development
Authority, PCR (Delmarva Power
and Light Company Project)
(Insured; AMBAC)	4.90	5/1/11	5,000,000	5,098,600
Delaware Economic Development
Authority, PCR (Delmarva Power
and Light Company Project)
(Insured; AMBAC)	5.20	2/1/19	6,000,000	6,121,320
Delaware Housing Authority,
Revenue	5.15	7/1/17	560,000	571,973
Delaware Housing Authority,
Revenue	5.40	7/1/24	800,000	823,088

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida—9.0%
Broward County Educational
Facilities Authority, Educational
Facilities Revenue (Nova
Southeastern University Project)
(Insured; Assured Guaranty)	5.00	4/1/36	5,000,000	4,897,150
Capital Projects Finance
Authority, Student Housing
Revenue (Capital Projects Loan
Program-Florida Universities)
(Insured; MBIA, Inc.)	5.50	10/1/17	2,000,000	2,085,560
Florida Department of Children and
Family Services, COP (South
Florida Evaluation Treatment
Center Project)	5.00	10/1/21	1,000,000	1,030,020
Florida Department of Corrections,
COP (Okeechobee Correctional
Institution) (Insured; AMBAC)	5.00	3/1/15	1,000,000	1,052,680
Florida Intergovernmental Finance
Commission, Capital Revenue
(Insured; AMBAC)	5.13	2/1/31	3,500,000	3,507,350
Florida State University Financial
Assistance Inc., Educational
and Athletic Facilities Improvement
Revenue (Insured; AMBAC)	5.00	10/1/18	1,705,000	1,776,849
Lee County,
Transportation Facilities
Revenue (Sanibel Bridges and
Causeway Project) (Insured; CIFG)	5.00	10/1/22	1,820,000	1,822,075
Miami-Dade County Educational
Facilities Authority, Revenue
(University of Miami Issue)	5.75	4/1/28	1,500,000	1,553,010
Miami-Dade County School Board,
COP (Miami-Dade County School
Board Foundation, Inc.)
(Insured; AMBAC)	5.00	11/1/26	1,000,000	1,003,930
Orlando,
Capital Improvement Special
Revenue	4.75	10/1/22	2,875,000	2,886,385
Pace Property Finance Authority Inc.,
Utility System Improvement
Revenue (Insured; AMBAC)	5.13	9/1/12	1,055,000	1,067,555

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
South Indian River Water Control
District, Special Assessment
Revenue Improvement (Unit of
Development RI-13) (Insured;
MBIA, Inc.)	5.00	8/1/21	2,000,000	2,035,660
South Indian River Water Control
District, Special Assessment
Revenue Improvement (Unit of
Development RI-13) (Insured;
MBIA, Inc.)	5.00	8/1/26	1,955,000	1,945,772
South Indian River Water Control
District, Special Assessment
Revenue Improvement (Unit of
Development RI-13) (Insured;
MBIA, Inc.)	5.00	8/1/31	850,000	827,348
University of Central Florida,
COP (UCF Convocation Corp. Master
Lease Program) (Insured; FGIC)	5.00	10/1/18	1,765,000	1,792,605
Winter Park,
Water and Sewer Revenue
(Insured; AMBAC)	5.38	12/1/19	1,525,000	1,620,008
Georgia—1.5%
Atlanta,
Tax Allocation Revenue
(Atlantic Station Project)
(Insured; Assured Guaranty)	5.00	12/1/23	1,000,000	1,016,980
Atlanta,
Water and Wastewater Revenue
(Insured; FGIC)	5.50	11/1/18	1,200,000	1,307,028
Bulloch County Development
Authority, Student Housing LR
(Georgia Southern University
Project) (Insured; AMBAC)	5.00	8/1/18	970,000	1,006,462
Dahlonega,
Water and Wastewater Revenue
(Insured; Assured Guaranty)	5.25	9/1/30	1,650,000	1,689,996
Idaho—1.8%
Boise State University,
Student Union and Housing
System Revenue (Insured; FGIC)	5.38	4/1/12	5,000 [a]	5,470

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Idaho (continued)
Boise State University,
Student Union and Housing
System Revenue (Insured; FGIC)	5.38	4/1/12	2,955,000 [a]	3,214,597
Boise State University,
Student Union and Housing
System Revenue (Insured; FGIC)	5.38	4/1/22	40,000	41,536
Caldwell,
Parity Lien Sewer Revenue
(Insured; FSA)	5.75	9/1/18	2,625,000	2,806,414
Illinois—4.8%
Chicago Board of Education,
Unlimited Tax GO (Dedicated
Revenues)	5.25	12/1/25	2,500,000	2,625,225
Huntley,
Special Service Area Number
Nine Special Tax Bonds
(Insured; Assured Guaranty)	5.10	3/1/28	3,500,000	3,567,725
Illinois Finance Authority,
Revenue (Edward Hospital
Obligated Group)
(Insured; AMBAC)	6.00	2/1/28	750,000	774,465
Illinois Finance Authority,
Revenue (Edward Hospital
Obligated Group)
(Insured; AMBAC)	6.25	2/1/33	500,000	520,545
Illinois Finance Authority,
Revenue (Rush University
Medical Center Obligated
Group) (Insured; MBIA, Inc.)	5.75	11/1/28	1,000,000	1,015,300
Illinois Finance Authority,
Revenue (Sherman Health
Systems)	5.50	8/1/37	2,000,000	1,871,160
Illinois Health Facilities
Authority, Revenue
(Delnor-Community Hospital)
(Insured; FSA)	5.25	5/15/27	6,000,000	6,141,660
Kentucky—1.3%
Barbourville,
Educational Facilities First
Mortgage Revenue (Union College
Energy Conservation Project)	5.25	9/1/26	1,500,000	1,460,820

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Kentucky (continued)
Louisville/Jefferson County Metro
Government, Health Facilities
Revenue (Jewish Hospital and Saint
Mary’s Healthcare, Inc. Project)	6.13	2/1/37	3,000,000	3,050,250
Louisiana—2.8%
Louisiana Office Facilities
Corporation, LR (Louisiana
State Capital Complex Program)
(Insured; AMBAC)	5.50	5/1/15	705,000	753,800
Louisiana Office Facilities
Corporation, LR (Louisiana
State Capital Complex Program)
(Insured; MBIA, Inc.)	5.25	3/1/17	4,500,000	4,599,765
Orleans Parish School Board,
Public School Revenue
(Insured; FGIC)	5.20	2/1/14	4,355,000	4,359,573
Maine—1.9%
Maine Governmental Facilities
Authority, Lease Rental
Revenue (Insured; Assured
Guaranty)	5.00	10/1/25	1,450,000	1,492,789
Maine Governmental Facilities
Authority, Lease Rental
Revenue (Insured; Assured
Guaranty)	5.00	10/1/26	755,000	774,834
Maine Housing Authority,
Mortgage Purchase Bonds	5.35	11/15/21	4,290,000	4,341,480
Maryland—2.7%
Hyattsville,
Special Obligation Revenue
(University Town Center
Project)	5.60	7/1/24	1,500,000	1,403,430
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.95	7/1/23	1,150,000	1,151,863
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue (Single Family Program)	4.75	4/1/13	2,890,000	2,964,880

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project)	5.25	9/15/14	1,295,000	1,404,415
Maryland Health and Higher
Educational Facilities Authority,
Revenue (University of Maryland
Medical System Issue)	5.75	7/1/12	2,000,000 [a]	2,209,800
Michigan—4.1%
Greater Detroit Resource Recovery
Authority, RRR (Insured; AMBAC)	6.25	12/13/08	1,000,000	1,008,810
Jonesville Community Schools,
GO Unlimited Tax (School Bond
Loan Fund Guaranteed)
(Insured; MBIA, Inc.)	5.00	5/1/16	685,000	743,088
Kalamazoo Hospital Finance
Authority, HR (Borgess Medical
Center) (Insured; FGIC)	6.25	6/1/14	1,000,000	1,164,420
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	5.50	7/1/20	1,255,000	1,195,099
Lincoln Consolidated School
District, GO Unlimited Tax
(School Bond Loan Fund
Guaranteed) (Insured; FSA)	5.00	5/1/16	1,155,000	1,256,524
Michigan Hospital Finance
Authority, HR (MidMichigan
Obligated Group)	5.00	4/15/36	3,750,000	3,430,425
Michigan Public Educational
Facilities Authority, LOR
(Nataki Talibah Schoolhouse of
Detroit Project)	6.50	10/1/30	3,040,000	2,836,259
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/34	3,000,000	2,575,800
Mississippi—.6%
Horn Lake,
Special Assessment Bonds
(DeSoto Commons Project)
(Insured; AMBAC)	5.00	4/15/16	625,000	668,956

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Mississippi (continued)
Mississippi Development Bank,
Special Obligation Revenue
(Waveland, GO Public
Improvement Bond Project)
(Insured; AMBAC)	5.00	11/1/20	1,315,000	1,357,014
Missouri—1.3%
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	4.85	12/1/11	275,000	287,557
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.25	12/1/16	830,000	857,556
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.38	12/1/18	755,000	772,931
Saint Louis County,
Annual Appropriation-Supported
Tax Increment Revenue (Lambert
Airport Eastern Perimeter
Redevelopment Project)
(Insured; AMBAC)	5.00	2/15/25	1,265,000	1,302,267
Saint Louis County,
Annual Appropriation-Supported
Tax Increment Revenue (Lambert
Airport Eastern Perimeter
Redevelopment Project)
(Insured; AMBAC)	5.00	2/15/26	1,325,000	1,358,973
Montana—.7%
Montana Facility Finance
Authority, Prerelease Center
Revenue (Alternatives, Inc.
Project) (Insured; XLCA)	5.25	10/1/20	780,000	814,000
Montana Facility Finance
Authority, Prerelease Center
Revenue (Alternatives, Inc.
Project) (Insured; XLCA)	5.25	10/1/23	1,615,000	1,658,815
Nebraska—.7%
Municipal Energy Agency of
Nebraska, Power Supply System
Revenue (Insured; AMBAC)	5.25	4/1/16	2,305,000	2,447,057

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Hampshire—.6%
New Hampshire Housing Finance
Authority, Multi-Family Revenue	5.05	7/1/12	760,000	779,091
New Hampshire Housing Finance
Authority, Multi-Family Revenue	5.15	7/1/13	1,175,000	1,201,790
New Jersey—1.6%
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	65,000	77,358
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	185,000	212,502
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	750,000	860,018
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/41	6,000,000	4,288,920
New York—.3%
Seneca Nation Indians Capital
Improvements Authority,
Special Obligation Revenue	5.00	12/1/23	1,000,000 [c]	866,140
North Carolina—.4%
Onslow County Hospital Authority,
FHA Insured Mortgage Revenue
(Onslow Memorial Hospital
Project) (Insured; MBIA, Inc.)	5.00	10/1/25	1,250,000	1,245,675
Ohio—4.3%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.88	6/1/47	3,000,000	2,445,510
Elyria City School District,
GO Classroom Facilities and
School Improvement Bonds
(Insured; XLCA)	5.00	12/1/35	6,100,000	5,922,795
Lorain,
Hospital Improvement
Revenue (Lakeland
Community Hospital, Inc.)	6.50	11/15/12	570,000	601,122
Maple Heights City School District
Board of Education, COP (Wylie
Athletic Complex Project)	6.00	11/1/28	1,150,000	1,186,995

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio (continued)
Ohio Water Development Authority,
Water Development Revenue
(Fresh Water Improvement)	4.75	12/1/27	2,000,000	2,011,480
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund) (Toledo
School for the Arts Project)	5.50	5/15/28	2,750,000	2,572,433
Oklahoma—.6%
Oklahoma Development Finance
Authority, Health Facilities
Revenue (Oklahoma Hospital
Association) (Insured; AMBAC)	5.13	12/1/10	785,000 [a]	841,167
Tulsa Industrial Authority,
Student Housing Revenue (The
University of Tulsa)	5.25	10/1/26	1,135,000	1,146,486
Oregon—1.3%
Deschutes County Hospital Facility
Authority, HR (Cascade
Healthcare Community, Inc.)
(Insured; AMBAC)	5.38	1/1/35	2,000,000	1,984,520
Oregon Bond Bank,
Revenue (Economic Community
Development Department)
(Insured; MBIA, Inc.)	5.50	1/1/14	590,000	603,181
Oregon Housing and Community
Services Department, Mortgage
Revenue (Single-Family
Mortgage Program)	4.80	7/1/23	875,000	863,074
Springfield School District Number
19, GO (Insured; FSA)	0.00	6/15/24	2,100,000 [b]	951,132
Pennsylvania—9.3%
Chester County Industrial Development
Authority, Revenue (Avon Grove
Charter School Project)	6.38	12/15/37	2,000,000	1,906,980
Coatesville Area School District,
GO (Insured; FSA)	5.25	8/15/17	4,000,000	4,347,400
Dauphin County General Authority,
Office and Parking Revenue
(Riverfront Office Center Project)	6.00	1/1/25	2,000,000	1,701,020

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Lancaster Parking Authority,
Guaranteed Parking Revenue
(Insured; AMBAC)	5.00	12/1/32	2,080,000	2,079,834
Montour School District,
GO (Insured; FSA)	5.00	4/1/32	3,300,000	3,343,560
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University
Foundation Student Housing
Project at Edinboro University
of Pennsylvania)	5.88	7/1/38	1,500,000	1,460,775
Pennsylvania Housing Finance
Agency, Capital Fund
Securitization Revenue
(Insured; FSA)	5.00	12/1/25	5,000,000	5,106,350
Pennsylvania Industrial
Development Authority, EDR	5.50	7/1/23	2,000,000	2,073,680
Philadelphia,
GO (Insured; FSA)	5.25	12/15/23	3,500,000	3,646,720
Philadelphia Hospitals and Higher
Education Facilities Authority,
Health System Revenue
(Jefferson Health System)	5.00	5/15/11	1,410,000	1,426,004
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/11	730,000 [a]	818,308
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/14	270,000	289,443
State Public School Building
Authority, School Revenue
(School District of Haverford
Township Project) (Insured; XLCA)	5.25	3/15/21	1,210,000	1,252,144
Washington County Industrial
Development Authority, PCR
(West Penn Power Company
Mitchell Station Project)
(Insured; AMBAC)	6.05	4/1/14	2,500,000	2,507,625
South Carolina—.3%
Pickens County School District, GO
(School District Enhance Program)	5.00	5/1/09	1,135,000 [a]	1,159,221

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas—16.6%
Austin Convention Enterprises, Inc.,
Convention Center Hotel
First Tier Revenue	6.60	1/1/11	2,500,000 [a]	2,732,250
Austin Convention Enterprises, Inc.,
Convention Center Hotel
Second Tier Revenue	6.00	1/1/15	1,580,000	1,544,513
Austin Convention Enterprises, Inc.,
Convention Center Hotel
Second Tier Revenue	5.75	1/1/24	2,750,000	2,527,608
Austin Convention Enterprises, Inc.,
Convention Center Hotel
Second Tier Revenue	5.75	1/1/34	1,000,000	882,700
Barbers Hill Independent School
District, Unlimited Tax Schoolhouse
Bonds (Insured; AMBAC)	5.00	2/15/23	540,000	550,130
Coastal Water Authority,
Water Conveyance System
Revenue (Insured; AMBAC)	6.25	12/15/17	2,170,000	2,177,096
Corpus Christi,
Combination Tax and Municipal
Hotel Occupancy Tax Revenue,
Certificates of Obligation
(Insured; FSA)	5.50	9/1/18	1,955,000	2,095,037
Corpus Christi,
Utility System Revenue
(Insured; FSA)	5.00	7/15/21	1,000,000	1,025,250
Del Mar College District,
Limited Tax Bonds
(Insured; FGIC)	5.25	8/15/17	1,295,000	1,395,777
Denton,
GO (Insured; CIFG)	5.00	2/15/22	450,000	466,137
Denton Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/23	135,000 [b]	60,979
El Paso Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	8/15/20	415,000	434,015
Fort Worth,
General Purpose Bonds	5.00	3/1/20	700,000	730,051

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Galveston County,
Combination Tax and Revenue
Certificates of Obligation
(Insured; AMBAC)	5.25	2/1/18	1,000,000	1,052,040
Houston,
Tax and Revenue Certificates
of Obligation	5.63	3/1/11	550,000 [a]	594,220
Houston,
Tax and Revenue Certificates
of Obligation	5.63	3/1/11	300,000 [a]	324,426
Houston,
Water and Sewer System Revenue
(Insured; FSA)	5.00	12/1/18	1,145,000	1,199,330
Lake Worth Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	2/15/23	1,435,000 [b]	678,238
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/21	1,000,000	1,010,870
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/21	740,000	750,811
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/29	1,000,000	997,390
Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/30	4,000,000 [b]	1,221,080
Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/31	9,110,000 [b]	2,618,852
Little Elm Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/22	1,285,000 [b]	605,582

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Lubbock Health Facilities
Development Corporation,
Revenue (Sears Plains
Retirement Corporation
Project) (Collateralized; GNMA)	5.50	1/20/21	995,000	1,027,795
Lubbock Housing Finance
Corporation, MFHR (Las Colinas,
Quail Creek and Parkridge
Place Apartments Projects)	6.00	7/1/22	1,175,000	1,016,962
McKinney,
Tax and Limited Pledge
Waterworks and Sewer System
Revenue, Certificates of
Obligation (Insured; AMBAC)	5.00	8/15/26	1,300,000	1,330,030
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.50	8/15/20	1,100,000	1,177,968
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/27	1,000,000 [b]	375,020
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/28	4,675,000 [b]	1,601,375
Midlothian Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	2/15/21	2,000,000 [b]	1,070,400
Midlothian Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	2/15/22	1,750,000 [b]	886,112
Montgomery Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/25	2,065,000	2,129,779

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
North Harris Montgomery Community
College District, Limited Tax
GO Building Bonds (Insured; FGIC)	5.38	2/15/17	145,000	154,738
North Texas Tollway Authority,
First Tier System Revenue	5.63	1/1/33	5,000,000	4,918,200
North Texas Tollway Authority,
First Tier System Revenue	5.75	1/1/40	3,000,000	2,952,630
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	5,000,000	4,841,350
Pearland Economic Development
Corporation, Sales Tax Revenue
(Insured; AMBAC)	5.00	9/1/24	1,035,000	1,052,750
San Antonio	5.00	2/1/16	120,000	120,253
San Antonio,
Electric and Gas Revenue	5.50	2/1/20	255,000	290,667
Schertz-Cibolo Universal City
Independent School District,
Unlimited Tax School Building
Bonds (Permanent School Fund
Guarantee Program)	0.00	2/1/32	5,545,000 [b]	1,517,389
Sharyland Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/17	1,130,000	1,207,563
Texas National Research Laboratory
Commission Financing Corporation,
LR (Superconducting Super
Collider Project)	6.95	12/1/12	535,000	588,703
Wylie Independent School District,
Unlimited Tax School Building
Bonds (Permanent School Fund
Guarantee Program)	0.00	8/15/24	3,500,000 [b]	1,559,355
Utah—.4%
Intermountain Power Agency,
Subordinated Power Supply
Revenue	5.25	7/1/22	1,500,000	1,544,400
Virginia—.7%
Fairfax County Redevelopment and
Housing Authority, LR (James
Lee Community Center)	5.25	6/1/19	1,120,000	1,174,454

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Virginia (continued)
Middle River Regional Jail
Authority, Jail Facility
Revenue (Insured; MBIA, Inc.)	5.00	5/15/19	1,200,000	1,253,568
Washington—1.9%
Washington Economic Development
Finance Authority, EDR
(Benaroya Research Institute
at Virginia Mason Project)	4.00	6/1/24	2,645,000	2,394,809
Washington Health Care Facilities
Authority, Insured Mortgage
Revenue (Highline Medical
Center) (Collateralized; FHA)	6.25	8/1/36	4,000,000	4,189,440
Wisconsin—.3%
Milwaukee Housing Authority,
MFHR (Veterans Housing
Projects) (Collateralized; FNMA)	5.10	7/1/22	1,000,000	1,042,350
Total Long-Term Municipal Investments
(cost $337,222,732)				332,421,447

Short-Term Municipal
Investments—2.5%

Georgia—.6%
Burke County Development
Authority, PCR, CP (Liquidity
Facility; Rabobank Nederland)	9.00	9/3/08	2,000,000	2,000,000
Maryland—.6%
Carroll County,
Revenue (Fairhaven and Copper
Ridge—Episcopal Ministries
to the Aging Inc. Obligated
Group Issue) (Insured; Radian
and Liquidity Facility; Branch
Banking and Trust Co.)	9.00	9/7/08	2,000,000 [d]	2,000,000
Minnesota—.3%
Minneapolis,
Health Care System Revenue,
Refunding (Fairview Health
Services) (Insured; MBIA, Inc.
and Liquidity Facility;
Citibank NA)	9.75	9/7/08	1,200,000 [d]	1,200,000

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania—.7%
York General Authority,
Pooled Financing Revenue (The
School District of the City of
Harrisburg Project) (Insured;
AMBAC and Liquidity Facility;
Wachovia Bank)	10.00	9/7/08	2,300,000 [d]	2,300,000
Tennessee—.3%
Sevier County Public Building
Authority, Local Government
Public Improvement Revenue
(Insured; AMBAC and Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	8.50	9/7/08	1,000,000 [d]	1,000,000
Total Short-Term Municipal Investments
(cost $8,500,000)				8,500,000

Total Investments (cost $345,722,732)			99.0%	340,921,447

Cash and Receivables (Net)			1.0%	3,500,351

Net Assets			100.0%	344,421,798

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Security issued with a zero coupon. Income is recognized through the accretion of discount.
[c] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, this security amounted to $866,140 or .3% of net assets.
[d] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2008. Maturity date represents the next demand date, not the ultimate maturity date.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 27

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	46.3
AA		Aa		AA	25.0
A		A		A	14.5
BBB		Baa		BBB	5.8
BB		Ba		BB	2.6
F1		MIG1/P1		SP1/A1	1.8
Not Rated [e]		Not Rated [e]		Not Rated [e]	4.0
					100.0

†	Based on total investments.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	345,722,732	340,921,447
Interest receivable		4,414,973
Receivable for investment securities sold		1,000,035
Receivable for shares of Common Stock subscribed		8,073
Prepaid expenses		21,989
		346,366,517

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		143,411
Cash overdraft due to Custodian		1,114,038
Payable for shares of Common Stock redeemed		624,445
Accrued expenses		62,825
		1,944,719

Net Assets ($)		344,421,798

Composition of Net Assets ($):
Paid-in capital		351,499,031
Accumulated net realized gain (loss) on investments		(2,275,948)
Accumulated net unrealized appreciation
(depreciation) on investments		(4,801,285)

Net Assets ($)		344,421,798

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	81,427,831	2,384,781	8,363,583	252,245,603
Shares Outstanding	6,155,597	180,197	632,338	19,060,191

Net Asset Value Per Share ($)	13.23	13.23	13.23	13.23

See notes to financial statements.

The Fund 29

STATEMENT OF OPERATIONS
Year Ended August 31, 2008

Investment Income ($):
Interest Income	17,525,597
Expenses:
Management fee—Note 3(a)	2,088,912
Shareholder servicing costs—Note 3(c)	464,325
Distribution fees—Note 3(b)	75,549
Registration fees	67,832
Professional fees	54,207
Custodian fees—Note 3(c)	44,713
Directors’ fees and expenses—Note 3(d)	26,265
Prospectus and shareholders’ reports	22,988
Loan commitment fees—Note 2	2,789
Interest expense—Note 2	2,213
Miscellaneous	54,484
Total Expenses	2,904,277
Less—reduction in management fee
due to undertaking—Note 3(a)	(1,032,311)
Less—reduction in fees due to
earnings credits—Note 1(b)	(10,633)
Net Expenses	1,861,333
Investment Income—Net	15,664,264

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	245,379
Net unrealized appreciation (depreciation) on investments	(7,320,630)
Net Realized and Unrealized Gain (Loss) on Investments	(7,075,251)
Net Increase in Net Assets Resulting from Operations	8,589,013

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2008	2007

Operations ($):
Investment income—net	15,664,264	11,524,258
Net realized gain (loss) on investments	245,379	(192,026)
Net unrealized appreciation
(depreciation) on investments	(7,320,630)	(3,993,776)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,589,013	7,338,456

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(3,321,541)	(1,459,167)
Class B Shares	(111,552)	(68,891)
Class C Shares	(290,967)	(118,271)
Class Z Shares	(11,923,505)	(9,848,853)
Total Dividends	(15,647,565)	(11,495,182)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	27,618,826	24,924,153
Class B Shares	588,649	161,682
Class C Shares	2,071,875	1,429,639
Class Z Shares	10,778,759	7,926,127
Net assets received in connection with
reorganization—Note 1	—	160,929,132
Dividends reinvested:
Class A Shares	2,346,506	1,002,621
Class B Shares	61,364	37,305
Class C Shares	109,794	40,828
Class Z Shares	8,338,652	6,747,383
Cost of shares redeemed:
Class A Shares	(21,656,059)	(15,691,293)
Class B Shares	(1,465,087)	(1,124,627)
Class C Shares	(1,187,212)	(861,915)
Class Z Shares	(30,030,556)	(25,044,679)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(2,424,489)	160,476,356
Total Increase (Decrease) in Net Assets	(9,483,041)	156,319,630

Net Assets ($):
Beginning of Period	353,904,839	197,585,209
End of Period	344,421,798	353,904,839

The Fund 31

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2008	2007

Capital Share Transactions:
Class A [a]
Shares sold	2,052,601	1,818,008
Shares issued in connection with reorganization—Note 1	—	4,491,764
Shares issued for dividends reinvested	175,332	73,247
Shares redeemed	(1,602,100)	(1,140,827)
Net Increase (Decrease) in Shares Outstanding	625,833	5,242,192

Class B [a]
Shares sold	43,695	11,866
Shares issued in connection with reorganization—Note 1	—	265,313
Shares issued for dividends reinvested	4,585	2,721
Shares redeemed	(109,344)	(82,119)
Net Increase (Decrease) in Shares Outstanding	(61,064)	197,781

Class C
Shares sold	153,587	104,445
Shares issued in connection with reorganization—Note 1	—	470,127
Shares issued for dividends reinvested	8,205	2,988
Shares redeemed	(88,507)	(62,727)
Net Increase (Decrease) in Shares Outstanding	73,285	514,833

Class Z
Shares sold	801,821	570,445
Shares issued in connection with reorganization—Note 1	—	6,698,718
Shares issued for dividends reinvested	622,764	490,233
Shares redeemed	(2,231,685)	(1,821,392)
Net Increase (Decrease) in Shares Outstanding	(807,100)	5,938,004

[a]	During the period ended August 31, 2008, 36,543 Class B shares representing $493,136 were automatically converted to 36,558 Class A shares and during the period ended August 31, 2007, 17,526 Class B shares representing $240,291 were automatically converted to 17,528 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.50	13.81	13.97	13.85	13.45
Investment Operations:
Investment income—net [a]	.58	.55	.55	.54	.56
Net realized and unrealized
gain (loss) on investments	(.27)	(.30)	(.16)	.14	.40
Total from Investment Operations	.31	.25	.39	.68	.96
Distributions:
Dividends from investment income—net	(.58)	(.56)	(.55)	(.55)	(.56)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.00)[b]
Total Distributions	(.58)	(.56)	(.55)	(.56)	(.56)
Net asset value, end of period	13.23	13.50	13.81	13.97	13.85

Total Return (%) [c]	2.35	1.79	2.92	5.01	7.27

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	.99	1.01	.99	.96
Ratio of net expenses
to average net assets	.70	.69	.69	.69	.70
Ratio of net investment income
to average net assets	4.33	4.05	4.03	3.92	4.09
Portfolio Turnover Rate	49.59	43.08	17.59	9.47	9.74

Net Assets, end of period ($ x 1,000)	81,428	74,676	3,970	3,574	795

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.51	13.81	13.98	13.85	13.44
Investment Operations:
Investment income—net [a]	.51	.49	.48	.48	.49
Net realized and unrealized
gain (loss) on investments	(.27)	(.30)	(.16)	.14	.41
Total from Investment Operations	.24	.19	.32	.62	.90
Distributions:
Dividends from investment income—net	(.52)	(.49)	(.49)	(.48)	(.49)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.00)[b]
Total Distributions	(.52)	(.49)	(.49)	(.49)	(.49)
Net asset value, end of period	13.23	13.51	13.81	13.98	13.85

Total Return (%) [c]	1.77	1.36	2.34	4.57	6.85

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.54	1.57	1.56	1.54	1.58
Ratio of net expenses
to average net assets	1.20	1.19	1.19	1.19	1.19
Ratio of net investment income
to average net assets	3.84	3.57	3.55	3.46	3.56
Portfolio Turnover Rate	49.59	43.08	17.59	9.47	9.74

Net Assets, end of period ($ x 1,000)	2,385	3,260	600	544	374

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

		Year Ended August 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.50	13.81	13.98	13.85	13.44
Investment Operations:
Investment income—net [a]	.48	.44	.46	.44	.45
Net realized and unrealized
gain (loss) on investments	(.27)	(.30)	(.18)	.14	.42
Total from Investment Operations	.21	.14	.28	.58	.87
Distributions:
Dividends from investment income—net	(.48)	(.45)	(.45)	(.44)	(.46)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.00)[b]
Total Distributions	(.48)	(.45)	(.45)	(.45)	(.46)
Net asset value, end of period	13.23	13.50	13.81	13.98	13.85

Total Return (%) [c]	1.59	1.02	2.08	4.30	6.58

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.73	1.74	1.76	1.74	1.82
Ratio of net expenses
to average net assets	1.45	1.44	1.44	1.44	1.44
Ratio of net investment income
to average net assets	3.58	3.32	3.29	3.20	3.24
Portfolio Turnover Rate	49.59	43.08	17.59	9.47	9.74

Net Assets, end of period ($ x 1,000)	8,364	7,549	611	539	433

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund 35

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class Z Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.51	13.81	13.98	13.86	13.44
Investment Operations:
Investment income—net [a]	.62	.59	.59	.58	.60
Net realized and unrealized
gain (loss) on investments	(.28)	(.30)	(.17)	.13	.42
Total from Investment Operations	.34	.29	.42	.71	1.02
Distributions:
Dividends from investment income—net	(.62)	(.59)	(.59)	(.58)	(.60)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.00)[b]
Total Distributions	(.62)	(.59)	(.59)	(.59)	(.60)
Net asset value, end of period	13.23	13.51	13.81	13.98	13.86

Total Return (%)	2.53	2.11	3.11	5.28	7.73

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.76	.76	.77	.75	.75
Ratio of net expenses
to average net assets	.45	.44	.44	.44	.45
Ratio of net investment income
to average net assets	4.58	4.31	4.30	4.21	4.37
Portfolio Turnover Rate	49.59	43.08	17.59	9.47	9.74

Net Assets, end of period ($ x 1,000)	252,246	268,420	192,404	207,034	215,510

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier AMT-Free Municipal Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers four series, including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

On January 1, 2008, the fund’s name was changed from “Dreyfus Premier Select Municipal Bond Fund” to “Dreyfus Premier AMT-Free Municipal Bond Fund”.

As of the close of business on March 20, 2007, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Premier Select Intermediate Municipal Bond Fund (“Premier Select Intermediate”) were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Class A, Class B, Class C and Class Z shares of Premier Select Intermediate received Class A, Class B, Class C and Class Z shares of the fund, respectively, in each case in an equal amount to the aggregate net asset value of their investment in Premier Select Intermediate at the time of the exchange.The net asset value of the fund’s shares on the close of business March 20, 2007, after the reorganization was

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

$13.89 for Class A, $13.90 for Class B, $13.89 for Class C and $13.90 for Class Z shares, and a total of 1,170,358 Class A shares, 121,213 Class B shares, 343,004 Class C shares and 6,698,718 Class Z shares, representing net assets of $112,824,639 (including $2,991,757 net unrealized appreciation on investments) were issued to Premier Select Intermediate’s shareholders in the exchange.The exchange was a tax-free event to Premier Select Intermediate shareholders.

As of the close of business on March 13,2007,pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Premier State Municipal Bond Fund,Texas Series (“Premier State Texas”) were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Class A, Class B and Class C shares of Premier State Texas received Class A, Class B and Class C shares of the fund, respectively, in each case in an equal amount to the aggregate net asset value of their investment in Premier State Texas at the time of the exchange.The net asset value of the fund’s shares on the close of business March 13, 2007, after the reorganization was $13.91 for Class A, $13.91 for Class B and $13.90 for Class C, and a total of 3,321,406 Class A shares, 144,100 Class B shares and 127,123 Class C shares, representing net assets of $48,104,493 (including $1,858,622 net unrealized appreciation on investments) were issued to Premier State Texas shareholders in the exchange. The exchange was a tax-free event to Premier State Texas shareholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six

years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consider-

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

ation of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended August 31, 2008.

As of and during the period ended August 31, 2008, the fund did not have any liabilities for any unrecognized tax benefits.The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $281,473, accumulated capital losses $2,107,207 and net unrealized depreciation $4,731,293. In addition, the fund had $238,733 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2008. If not applied, $746,744 of the carryover expires in fiscal 2009, $1,278,066 expires in fiscal 2010, $74,950 expires in fiscal 2012 and $7,447 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2008 and August 31, 2007 were as follows: tax exempt income of $15,647,565 and $11,495,182, respectively.

During the period ended August 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and a capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $16,699, increased net realized gain (loss) on investments by $366,796 and decreased paid-in capital by $350,097. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowing.

The average daily amount of borrowings outstanding under the Facility during the period end August 31, 2008 was $61,500, with a related weighted average annualized interest rate of 3.60% ..

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice, to waive receipt of its fees and/or assume the expenses of the fund so that fund expenses, exclusive of shareholder services plan fees, Rule 12b-1 distribution plan fees, taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, do not exceed an annual rate of .45% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,032,311 during the period ended August 31, 2008.

During the period ended August 31, 2008, the Distributor retained $2,217 from commissions earned on sales of the fund’s Class A shares, and $1,067 and $242 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2008, Class B and Class C shares were charged $14,553 and $60,996, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of ..25% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering share-

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

holder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2008, Class A, Class B and Class C shares were charged $191,798, $7,276 and $20,332 respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan applicable to Class Z shares, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the average daily net assets attributable to Class Z shares for certain allocated expenses with respect to servicing and/or maintaining Class Z shareholder accounts. The services provided may include personal services relating to Class Z shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of Class Z shareholder accounts. During the period ended August 31, 2008, Class Z shares were charged $128,082 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2008, the fund was charged $69,364 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2008, the fund was charged $5,325 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2008, the fund was charged $44,713 pursuant to the custody agreement.

During the period ended August 31, 2008, the fund was charged $5,622 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $175,277, Rule 12b-1 distribution plan fees $6,345, shareholder services plan fees $19,580, custodian fees $11,117, chief compliance officer fees $3,760 and transfer agency per account fees $11,559, which are offset against an expense reimbursement currently in effect in the amount of $84,227.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2008, amounted to $169,686,487, and $166,522,000, respectively.

At August 31, 2008, the cost of investments for federal income tax purpose was $345,652,740; accordingly accumulated net unrealized depreciation on investments was $4,731,293, consisting of $4,859,109 gross unrealized appreciation and $9,590,402 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 45

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier AMT-Free Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier AMT-Free Municipal Bond Fund (formerly, Dreyfus Premier Select Municipal Bond Fund) (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier AMT-Free Municipal Bond Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 22, 2008

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2008 as “exempt-interest dividends” (not generally subject to regular federal income tax). As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

The Fund 47

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 157
———————

David W. Burke (72)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85
———————

William Hodding Carter III (73)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill
(January 1, 2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)
Other Board Memberships and Affiliations:
• The Century Foundation, a tax-exempt research foundation, Emeritus Director
• The Enterprise Corporation of the Delta, a non-profit economic development organization, Director
No. of Portfolios for which Board Member Serves: 27
———————

Gordon J. Davis (67)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 36

Joni Evans (66)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications
• Principal, Joni Evans Ltd.
• Senior Vice President of the William Morris Agency (2005)
No. of Portfolios for which Board Member Serves: 27

———————

Ehud Houminer (68)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
No. of Portfolios for which Board Member Serves: 63
———————

Richard C. Leone (68)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
• The American Prospect, Director
• Center for American Progress, Director
No. of Portfolios for which Board Member Serves: 27
———————

Hans C. Mautner (70)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member, Advisory Board, Lehman Brothers European Real Estate Private Equity Fund
No. of Portfolios for which Board Member Serves: 27

The Fund 49

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (44)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
• Senior Vice President, Mentor, a National non-profit youth mentoring organization (2005)
No. of Portfolios for which Board Member Serves: 27
———————

Burton N. Wallack (57)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27
———————

John E. Zuccotti (71)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

50

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (44)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
• Senior Vice President, Mentor, a National non-profit youth mentoring organization (2005)
No. of Portfolios for which Board Member Serves: 27

Burton N. Wallack (57)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27

John E. Zuccotti (71)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 76 investment companies (comprised of 157 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 157 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

The Fund 51

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 174 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 170 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
27	Financial Highlights
30	Notes to Financial Statements
39	Report of Independent Registered
Public Accounting Firm
40	Important Tax Information
41	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
High Yield Municipal
Bond Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier High Yield Municipal Bond Fund, covering the 12-month period from September 1, 2007, through August 31, 2008.

Economic and market conditions generally remained unsettled throughout the reporting period. A persistent credit crisis, downturns in the U.S. and global economies and resurgent inflationary pressures produced heightened bond market volatility. As investors grew more risk averse, they moved away from riskier market sectors toward the relative credit safety of U.S. government securities, and more stable money market funds.Yet, high yield bond prices held up relatively well over the 12-month reporting period. It appears that weakness in consumer debt markets, such as mortgages, has not severely undermined credit conditions for most issuers of corporate bonds.

We believe that monetary and other recent government policy actions should contribute to the recuperation of the ongoing credit crisis, and that credit availability is likely to improve slowly as financial institutions remain cautious. Global energy demand has begun to weaken, potentially alleviating inflationary pressures.The housing market may bottom later this year, with relatively little potential for either sharp subsequent declines or a strong rebound. Consequently, we expect the U.S. economy to slow to sub-par levels for a prolonged period, rather than entering either a sustained rebound or a severe recession.As always, your financial advisor can help you position your investments accordingly.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chief Executive Officer
The Dreyfus Corporation
September 15, 2008

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by W. Michael Petty and James Welch, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, Dreyfus Premier High Yield Municipal Bond Fund’s Class A shares produced a –1.67% total return, Class C shares produced a –2.43% total return and Class Z shares produced a –1.59% total return.1 The fund’s benchmark, the Lehman Brothers Municipal Bond Index, which, unlike the fund does not include securities of below investment grade credit quality, produced a 4.48% total return.The average return for the fund’s Lipper category was –3.14% for the same period, which is reflective of products of more similar average credit quality.2,3

During the reporting period, high yield municipal bonds encountered some of the more severe bouts of heightened volatility in several decades, primarily due to intensifying economic concerns and a global credit crisis in fixed-income markets. The fund underperformed its benchmark and its Lipper category average, as lower-rated securities proved more sensitive to these forces than investment-grade bonds.

The Fund’s Investment Approach

The fund primarily seeks high current income exempt from federal income tax. Secondarily, the fund may seek capital appreciation to the extent consistent with its primary goal.To pursue its goals, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund normally invests at least 65% of its assets in municipal bonds rated BBB/Baa or lower by independent rating agencies or the unrated equivalent as determined by Dreyfus. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds.The fund may invest up to 35% of its assets in higher-quality municipal bonds rated AAA/Aaa to A, or the unrated equivalent as determined by Dreyfus.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential.When selecting municipal bonds, we may assess the current interest rate environment and the municipal bond’s credit profile and potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, including those that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which sell at a price below their face value, or to “premium” bonds, which sell at a price above their face value. The fund’s allocation to either discount or premium bonds will change with our view of the current interest rate and market environments. We also may look to select bonds that are most likely to obtain attractive prices when sold.

Economic and Credit Concerns Weighed on Municipal Bonds

Like many other asset classes, municipal bonds encountered heightened volatility during a U.S. economic downturn and global credit crisis. Led by a sharp slump in home prices, the U.S. economy suffered from rising unemployment, a surge in mortgage foreclosures, and soaring food and energy prices.At the same time, global fixed-income markets were hurt by a credit crisis that began before the start of the reporting period in the U.S. sub-prime mortgage market, resulting in financial distress among independent municipal bond insurers and difficult liquidity conditions in the auction-rate securities market. As might be expected, lower-quality municipal bonds experienced significant price volatility more than investment-grade municipal credits under these conditions. Price dislocations also played a significant role in this downturn, which affected the lower-quality municipal bonds to a greater extent than the investment-grade municipal bonds.

Credit Research More Important than Ever

As the downturn intensified, we sharpened our focus on the efforts of our credit analysts to evaluate the underlying financial strength of the fund’s holdings and candidates for investment. Indeed, our longstanding belief that municipal bond insurance is an external credit enhance-

4

ment, not a substitute for in-depth credit analysis, put the fund in a relatively good position when the financial markets and rating agencies began to question the condition of bond insurers.

This approach enabled us to upgrade the fund’s credit profile and, together with an emphasis on broad diversification across industry groups, geographical regions and individual issues, avoid some of the harder hit areas of the high yield municipal bond market. For example, the fund stayed away from bonds that we regarded as overleveraged, as well as investments backed by relatively speculative real estate assets. Conversely, our research-intensive approach uncovered income and total return opportunities in sectors of the municipal bond market that, in our judgment, had declined more severely than was warranted by underlying credit fundamentals. On the other hand, the fund’s performance was undermined by our holdings in bonds backed by the states’ settlement of litigation with U.S. tobacco companies.

Maintaining a Cautious Investment Posture

As of the reporting period’s end, the U.S. economy has remained weak and the credit crisis has intensified.Therefore, we intend to maintain a relatively defensive stance, including a focus on bonds that, in our analysis, enjoy relatively good liquidity characteristics and rank toward the higher end of the high yield credit spectrum.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of
Class A shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class Z shares of Dreyfus Premier High Yield Municipal
Bond Fund on 9/30/05 (inception date) to a $10,000 investment made in the Lehman Brothers Municipal Bond
Index (the “Index”) on that date.All capital gains and distributions are reinvested. Performance for Class A and Class
C shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares.
The fund invests primarily in municipal securities.
The Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-
exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/08

	Inception		From
	Date	1 Year	Inception

Class Z shares	9/30/05	(1.59)%	3.76%
Class A shares
with maximum sales charge (4.5%)	3/15/07	(6.11)%	2.08%††
without sales charge	3/15/07	(1.67)%	3.70%††
Class C shares
with applicable redemption charge †	3/15/07	(3.36)%	3.33%††
without redemption	3/15/07	(2.43)%	3.33%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and C shares of the fund represent the performance of the fund’s Class Z shares for periods prior to March 15, 2007 (the inception date for Class A and C shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier High Yield Municipal Bond Fund from March 1, 2008 to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2008

	Class A	Class C	Class Z

Expenses paid per $1,000 †	$ 5.16	$ 9.12	$ 4.75
Ending value (after expenses)	$1,031.50	$1,027.40	$1,032.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2008

	Class A	Class C	Class Z

Expenses paid per $1,000 †	$ 5.13	$ 9.07	$ 4.72
Ending value (after expenses)	$1,020.06	$1,016.14	$1,020.46

† Expenses are equal to the fund’s annualized expense ratio of 1.01% for Class A, 1.79% for Class C and
.93% for Class Z, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—90.2%	Rate (%)	Date	Amount ($)	Value ($)

Alaska—.7%
Alaska Industrial Development and
Export Authority, Community
Provider Revenue (Boys and
Girls Home and Family
Services, Inc. Project)	5.88	12/1/27	2,000,000	1,766,080
Arizona—4.0%
Pima County Industrial Development
Authority, Education
Facilities Revenue (Sonoran
Science Academy Tucson Project)	5.75	12/1/37	2,750,000	2,337,665
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	3,000,000	2,668,290
Pinal County Electrical District
Number 4, Electric System
Revenue	6.00	12/1/38	1,150,000	1,131,738
Scottsdale Industrial Development
Authority, HR (Scottsdale
Healthcare)	5.25	9/1/30	3,700,000	3,558,586
California—2.8%
California Statewide Communities
Development Authority,
Environmental Facilities Revenue
(Microgy Holdings Project)	9.00	12/1/38	1,500,000	1,504,095
California Statewide Communities
Development Authority, Revenue
(Bentley School)	6.75	7/1/32	995,000	994,881
California Statewide Communities
Development Authority,
Revenue (Daughters of
Charity Health System)	5.25	7/1/35	3,300,000	2,959,506
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	1,000,000	793,780
Silicon Valley Tobacco
Securitization Authority,
Tobacco Settlement
Asset-Backed Bonds (Santa
Clara County Tobacco
Securitization Corporation)	0.00	6/1/36	5,710,000 [a]	635,295

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Colorado—3.8%
Arista Metropolitan District,
Special Revenue	6.75	12/1/35	1,000,000	897,920
Arista Metropolitan District,
Subordinate Special Revenue	9.25	12/1/37	1,000,000	1,058,020
Colorado Educational and Cultural
Facilities Authority, Independent
School Improvement Revenue
(Vail Christian High School Project)	5.50	6/1/37	2,000,000	1,728,260
Colorado Health Facilities
Authority, Revenue (American
Baptist Homes of the Midwest
Obligated Group)	5.90	8/1/37	3,500,000	3,019,205
Colorado Health Facilities
Authority, Revenue (Christian
Living Communities Project)	5.75	1/1/37	2,000,000	1,749,780
El Paso County,
SFMR (Collateralized: FNMA
and GNMA)	6.20	11/1/32	710,000	725,421
Connecticut—1.2%
Mashantucket Western Pequot Tribe,
Special Revenue	6.50	9/1/31	3,000,000 [b]	2,887,620
District of Columbia—2.4%
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA,
FNMA and GNMA)	6.65	6/1/30	2,915,000	3,053,492
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA,
FNMA and GNMA)	7.50	12/1/30	1,240,000	1,316,173
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	6.50	5/15/33	620,000	590,556
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	0.00	6/15/46	11,560,000 [a]	540,546

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

District of Columbia (continued)
Metropolitan Washington Airports
Authority, Special Facility
Revenue (Caterair
International Corporation)	10.13	9/1/11	220,000	220,090
Florida—3.4%
Jacksonville Economic Development
Commission, Health Care
Facilities Revenue (Florida
Proton Therapy Institute Project)	6.25	9/1/27	3,000,000 [b]	2,990,070
Jacksonville Economic Development
Commission, IDR (Gerdau
Ameristeel US Inc. Project)	5.30	5/1/37	1,700,000	1,341,776
Palm Bay,
Educational Facilities Revenue
(Patriot Charter School Project)	7.00	7/1/36	4,000,000	3,868,920
Georgia—.7%
Georgia Housing and Finance
Authority, SFMR	5.60	12/1/32	1,685,000	1,788,880
Idaho—2.0%
Power County Industrial
Development Corporation, SWDR
(FMC Corporation Project)	6.45	8/1/32	5,000,000	4,948,600
Illinois—7.1%
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.00	10/1/33	455,000	479,256
Harvey,
GO	5.63	12/1/32	4,000,000	3,799,400
Illinois Educational Facilities
Authority, Student Housing
Revenue (University
Center Project)	6.25	5/1/12	1,000,000 [c]	1,132,150
Illinois Finance Authority,
MFHR (Dekalb Supportive Living
Facility Project)	6.10	12/1/41	2,750,000	2,367,942
Illinois Finance Authority,
Revenue (Sherman Health Systems)	5.50	8/1/37	3,000,000	2,806,740

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Quad Cities Regional Economic
Development Authority, MFHR
(Heritage Woods of Moline
SLF Project)	6.00	12/1/41	1,000,000	848,510
Will Kankakee Regional Development
Authority, MFHR (Senior
Estates Supportive
Living Project)	7.00	12/1/42	2,000,000	1,911,280
Yorkville United City,
Sales Tax Revenue (Kendall
Marketplace Project)	6.00	1/1/26	3,755,000	3,365,269
Yorkville United City,
Sales Tax Revenue (Kendall
Marketplace Project)	6.00	1/1/27	420,000	375,152
Iowa—.4%
Coralville,
Annual Appropriation Urban
Renewal Tax Increment Revenue	6.00	6/1/36	1,000,000	960,150
Kansas—1.5%
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	5.70	12/1/35	885,000	919,188
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	6.25	12/1/35	2,570,000	2,705,002
Kentucky—.4%
Kentucky Area Development
Districts Financing Trust, COP
(Lease Acquisition Program)	5.50	5/1/27	1,070,000	1,085,483
Louisiana—7.4%
Lakeshore Villages Master
Community Development District,
Special Assessment Revenue	5.25	7/1/17	4,867,000	4,373,243
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	4,000,000	3,936,320

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Louisiana (continued)
Louisiana Public Facilities
Authority, Revenue (SUSLA
Facilities Inc. Project)	5.75	7/1/39	4,000,000	3,518,920
Saint James Parish,
SWDR (Freeport-McMoRan
Partnership Project)	7.70	10/1/22	2,530,000	2,529,545
Saint John the Baptist Parish,
Revenue (Marathon Oil
Corporation Project)	5.13	6/1/37	4,000,000	3,456,960
Maryland—1.1%
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
County Hospital Issue)	6.00	1/1/28	2,500,000	2,557,125
Massachusetts—.6%
Massachusetts Health and
Educational Facilities Authority,
Revenue (Fisher College Issue)	5.13	4/1/30	1,780,000	1,519,070
Michigan—3.7%
Charyl Stockwell Academy,
COP	5.90	10/1/35	2,080,000	1,829,838
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	2,000,000	1,868,780
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	4,385,000	4,234,594
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/48	1,250,000	1,042,162
Minnesota—2.8%
Cottage Grove,
Subordinate Senior Housing
Revenue (PHS/Cottage
Grove, Inc. Project)	6.00	12/1/46	1,500,000	1,409,430
North Oaks,
Senior Housing Revenue
(Presbyterian Homes of North
Oaks, Inc. Project)	6.50	10/1/47	3,000,000	3,000,780

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota (continued)
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/30	1,500,000	1,484,415
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/35	1,000,000	978,250
Mississippi—1.6%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.90	5/1/22	1,500,000	1,456,755
Mississippi Home Corporation,
SFMR (Collateralized:
FNMA and GNMA)	6.25	12/1/32	2,305,000	2,415,410
Missouri—1.4%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.63	12/1/28	3,000,000	2,823,630
Missouri Housing Development
Commission, SFMR
(Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	7.50	3/1/31	580,000	610,850
New Hampshire—.7%
New Hampshire Health and Education
Facilities Authority, Revenue
(The Memorial Hospital Issue)	5.25	6/1/36	1,900,000	1,666,680
New Jersey—2.7%
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.75	6/15/29	3,070,000	2,923,223
New Jersey Economic Development
Authority, EDR (United
Methodist Homes of New Jersey
Obligated Group Issue)	5.50	7/1/19	425,000	394,604
New Jersey Health Care Facilities
Financing Authority, Revenue
(Saint Joseph’s Healthcare
System Obligated Group Issue)	6.63	7/1/38	3,000,000	2,874,720

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	0.00	6/1/41	4,000,000 [a]	280,480
New Mexico—.4%
New Mexico Mortgage Finance
Authority, Single Family Mortgage
Program Revenue (Collateralized:
FHLMC, FNMA and GNMA)	6.15	7/1/35	830,000	867,591
New York—3.2%
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade
Center Project)	6.25	3/1/15	1,500,000	1,516,635
New York Liberty Development
Corporation, Revenue (National
Sports Museum Project)	6.13	2/15/19	2,500,000	2,219,700
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	4,000,000	3,915,440
Ohio—2.8%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	6.50	6/1/47	7,500,000	6,696,600
Oklahoma—.7%
Chickasaw Nation,
Health System Bonds	6.25	12/1/32	1,680,000	1,686,737
Other State—.8%
Munimae Tax Exempt Subsidiary LLC	5.90	9/30/20	2,000,000	1,894,380
Pennsylvania—6.6%
Delaware County Industrial
Development Authority, Revenue
(Resource Recovery Facility)	6.20	7/1/19	5,025,000	5,043,944
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	5,000,000	4,676,450

The Fund 15

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Montgomery County Higher Education
and Health Authority, First
Mortgage Improvement Revenue
(AHF/Montgomery Inc. Project)	6.88	4/1/36	2,000,000	2,013,760
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University
Foundation Student Housing
Project at Edinboro University
Pennsylvania)	6.00	7/1/42	2,500,000	2,455,350
Susquehanna Area Regional Airport
Authority, Airport System
Revenue	6.50	1/1/38	1,825,000	1,746,671
Rhode Island—.5%
Central Falls Detention Facility
Corporation, Detention
Facility Revenue (The Donald
W. Wyatt Detention Facility)	7.25	7/15/35	1,100,000	1,107,953
South Carolina—2.2%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for
Tomorrow)	5.50	12/1/12	2,600,000 [b,c,d]	2,919,813
Richland County,
EIR (International Paper
Company Project)	6.10	4/1/23	2,500,000	2,403,075
Tennessee—1.2%
The Health, Educational and
Housing Facility Board of the
City of Chattanooga, Revenue
(CDFI Phase 1, LLC Project)	5.00	10/1/25	600,000	518,766
The Health, Educational and
Housing Facility Board of the
City of Chattanooga, Revenue
(CDFI Phase 1, LLC Project)	6.00	10/1/35	2,800,000	2,484,944
Texas—12.9%
Austin Convention Enterprises, Inc.,
Convention Center Hotel
Second Tier Revenue	5.75	1/1/34	6,000,000	5,296,200

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Brazos River Authority,
PCR (TXU Electric
Company Project)	8.25	5/1/33	2,000,000	2,010,980
Brazos River Authority,
PCR (TXU Energy Company LLC
Project)	5.00	3/1/41	2,500,000	1,570,050
Brazos River Harbor Navigation
District, Revenue (The Dow
Chemical Company Project)	5.13	5/15/33	1,500,000	1,235,925
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue (American
Airlines, Inc.)	6.00	11/1/14	3,900,000	2,737,176
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue (American
Airlines, Inc.)	9.00	5/1/15	1,750,000	1,315,545
Gulf Coast Industrial Development
Authority, Environmental
Facilities Revenue (Microgy
Holdings Project)	7.00	12/1/36	5,000,000	4,099,050
North Texas Tollway Authority,
First Tier System Revenue	5.75	1/1/40	3,000,000	2,952,630
North Texas Tollway Authority,
Second Tier System Revenue	6.13	1/1/31	4,000,000	4,057,360
Texas Public Finance Authority,
Charter School Finance
Corporation, Education Revenue
(Burnham Wood Charter
School Project)	6.25	9/1/36	2,250,000	2,078,865
Willacy County Local Government
Corporation, Project Revenue	6.00	3/1/09	320,000	326,147
Willacy County Local Government
Corporation, Project Revenue	6.88	9/1/28	4,000,000	3,806,880
Washington—2.4%
Kitsap County Consolidated Housing
Authority, Housing Revenue
(Pooled Tax Credit Projects)	5.50	6/1/27	1,640,000	1,545,618

The Fund 17

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Washington (continued)
Kitsap County Consolidated Housing
Authority, Housing Revenue
(Pooled Tax Credit Projects)	5.60	6/1/37	1,500,000	1,369,485
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.60	9/1/25	1,675,000	1,615,420
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.75	9/1/30	1,250,000	1,185,088
West Virginia—.4%
The County Commission of
Pleasants County, PCR
(Allegheny Energy Supply
Company, LLC Pleasants
Station Project)	5.25	10/15/37	1,000,000	939,040
Wisconsin—2.0%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/27	2,490,000 [b,d]	2,478,745
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.38	6/1/32	2,300,000	2,328,129
Wyoming—.4%
Sweetwater County,
SWDR (FMC Corporation Project)	5.60	12/1/35	1,000,000	876,460
U.S. Related—1.3%
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; MBIA, Inc.)	6.00	7/1/28	3,000,000	3,173,280
Total Long-Term
Municipal Investments
(cost $232,801,554)				218,182,433

18

Short-Term Municipal	Coupon	Maturity	Principal
Investments—10.3%	Rate (%)	Date	Amount ($)	Value ($)

Georgia—3.1%
Burke County Development
Authority, PCR, CP (Liquidity
Facility; Rabobank Nederland)	9.00	9/3/08	7,500,000	7,500,000
Maryland—.6%
Carroll County,
Revenue (Fairhaven and Copper
Ridge—Episcopal Ministries
to the Aging Inc. Obligated
Group Issue) (Insured; Radian
and Liquidity Facility; Branch
Banking and Trust Co.)	9.00	9/7/08	1,500,000 [e]	1,500,000
North Carolina—3.6%
North Carolina Education
Assistance Authority, Student
Loan Revenue (Insured; AMBAC
and Liquidity Facility;
Wachovia Bank)	10.20	9/7/08	8,700,000 [e]	8,700,000
Oregon—1.7%
Portland,
EDR (Broadway Project)
(Insured; AMBAC and Liquidity
Facility; Key Bank)	9.00	9/7/08	4,000,000 [e]	4,000,000
Rhode Island—.0%
Providence Housing Authority,
MFHR (Cathedral Square
Apartments I Project) (LOC;
Bank of America)	2.50	9/1/08	85,000 [e]	85,000
Tennessee—1.3%
Sevier County Public Building
Authority, Local Government
Public Improvement Revenue
(Insured; AMBAC and Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	8.50	9/7/08	1,000,000 [e]	1,000,000

The Fund 19

STATEMENT OF INVESTMENTS (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Tennessee (continued)
Sevier County Public Building
Authority, Local Government
Public Improvement Revenue
(Insured; AMBAC and Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	8.50	9/7/08	500,000 [e]	500,000
Sevier County Public Building
Authority, Local Government
Public Improvement Revenue
(Insured; AMBAC and Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	8.50	9/7/08	1,600,000 [e]	1,600,000
Total Short-Term Municipal Investments
(cost $24,885,000)				24,885,000

Total Investments (cost $257,686,554)			100.5%	243,067,433

Liabilities, Less Cash and Receivables			(.5%)	(1,110,096)

Net Assets			100.0%	241,957,337

[a] Security issued with a zero coupon. Income is recognized through the accretion of discount.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2008, these securities amounted to $11,276,248 or 4.7% of net assets.
[c] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Collateral for floating rate borrowings.
[e] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2008. Maturity date represents the next demand date, not the ultimate maturity date.

20

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	6.3
AA		Aa		AA	2.0
A		A		A	8.4
BBB		Baa		BBB	27.1
BB		Ba		BB	8.4
B		B		B	.8
CCC		Caa		CCC	2.4
F1		MIG1/P1		SP1/A1	9.7
Not Rated [f]		Not Rated [f]		Not Rated [f]	34.9
					100.0

†	Based on total investments.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	257,686,554	243,067,433
Interest receivable		4,132,682
Receivable for shares of Common Stock subscribed		718,245
Prepaid expenses		26,751
		247,945,111

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		192,959
Cash overdraft due to Custodian		383,184
Payable for floating rate notes issued—Note 4		2,545,000
Payable for investment securities purchased		1,500,000
Payable for shares of Common Stock redeemed		1,266,483
Interest and expense payable related to floating rate notes issued—Note 4		14,042
Accrued expenses		86,106
		5,987,774

Net Assets ($)		241,957,337

Composition of Net Assets ($):
Paid-in capital		260,941,143
Accumulated undistributed investment income—net		76,180
Accumulated net realized gain (loss) on investments		(4,440,865)
Accumulated net unrealized appreciation
(depreciation) on investments		(14,619,121)

Net Assets ($)		241,957,337

Net Asset Value Per Share
	Class A	Class C	Class Z

Net Assets ($)	59,169,066	30,730,012	152,058,259
Shares Outstanding	4,912,239	2,548,562	12,615,280

Net Asset Value Per Share ($)	12.05	12.06	12.05

See notes to financial statements.

The Fund 23

STATEMENT OF OPERATIONS
Year Ended August 31, 2008

Investment Income ($):
Interest Income	13,148,293
Expenses:
Management fee—Note 3(a)	1,252,950
Distribution/Service Plan fees—Note 3(b)	389,497
Shareholder servicing costs—Note 3(b)	284,715
Interest and expense related to
floating rate notes issued—Note 4	97,532
Registration fees	78,689
Professional fees	46,664
Custodian fees—Note 3(b)	22,477
Directors’ fees and expenses—Note 3(c)	16,883
Prospectus and shareholders’ reports	16,118
Loan commitment fees—Note 2	1,202
Miscellaneous	17,910
Total Expenses	2,224,637
Less—reduction in fees due to
earnings credits—Note 1(b)	(3,386)
Net Expenses	2,221,251
Investment Income—Net	10,927,042

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(4,132,919)
Net realized gain (loss) on financial futures	68,138
Net Realized Gain (Loss)	(4,064,781)
Net unrealized appreciation (depreciation) on investments	(10,767,985)
Net Realized and Unrealized Gain (Loss) on Investments	(14,832,766)
Net (Decrease) in Net Assets Resulting from Operations	(3,905,724)

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2008	2007 [a]

Operations ($):
Investment income—net	10,927,042	5,927,846
Net realized gain (loss) on investments	(4,064,781)	(352,701)
Net unrealized appreciation
(depreciation) on investments	(10,767,985)	(6,311,882)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(3,905,724)	(736,737)

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,580,171)	(256,811)
Class C Shares	(940,793)	(62,669)
Class Z Shares	(7,292,232)	(5,603,678)
Net realized gain on investments:
Class Z Shares	—	(288,921)
Total Dividends	(10,813,196)	(6,212,079)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	68,236,957	30,094,833
Class C Shares	26,948,111	9,766,792
Class Z Shares	79,263,708	98,202,070
Dividends reinvested:
Class A Shares	1,684,467	160,777
Class C Shares	315,538	21,014
Class Z Shares	5,935,250	4,647,682
Cost of shares redeemed:
Class A Shares	(35,067,212)	(1,170,463)
Class C Shares	(4,428,500)	(45,730)
Class Z Shares	(49,946,872)	(51,323,330)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	92,941,447	90,353,645
Total Increase (Decrease) in Net Assets	78,222,527	83,404,829

Net Assets ($):
Beginning of Period	163,734,810	80,329,981
End of Period	241,957,337	163,734,810
Undistributed investment income—net	76,180	—

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,

	2008	2007 [a]

Capital Share Transactions:
Class A
Shares sold	5,455,502	2,242,173
Shares issued for dividends reinvested	136,681	12,157
Shares redeemed	(2,845,951)	(88,323)
Net Increase (Decrease) in Shares Outstanding	2,746,232	2,166,007

Class C
Shares sold	2,151,475	729,777
Shares issued for dividends reinvested	25,720	1,603
Shares redeemed	(356,490)	(3,523)
Net Increase (Decrease) in Shares Outstanding	1,820,705	727,857

Class Z
Shares sold	6,340,494	7,278,859
Shares issued for dividends reinvested	479,167	345,098
Shares redeemed	(3,994,186)	(3,856,834)
Net Increase (Decrease) in Shares Outstanding	2,825,475	3,767,123

[a]	The fund commenced offering three classes of shares on March 15, 2007.The existing shares were redesignated
Class Z and the fund added Class A and Class C shares.
See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended August 31,

Class A Shares	2008	2007 [a]

Per Share Data ($):
Net asset value, beginning of period	12.90	13.63
Investment Operations:
Investment income—net [b]	.66	.28
Net realized and unrealized
gain (loss) on investments	(.86)	(.72)
Total from Investment Operations	(.20)	(.44)
Distributions:
Dividends from investment income—net	(.65)	(.29)
Net asset value, end of period	12.05	12.90

Total Return (%) [c]	(1.67)	1.57[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.27[e]
Ratio of net expenses to average net assets [f]	1.02	1.27[e]
Ratio of net investment income
to average net assets	5.28	4.51[e]
Portfolio Turnover Rate	76.05	55.80

Net Assets, end of period ($ x 1,000)	59,169	27,948

[a]	From March 15, 2007 (commencement of initial offering) to August 31, 2007.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
[f]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,

Class C Shares	2008	2007 [a]

Per Share Data ($):
Net asset value, beginning of period	12.91	13.63
Investment Operations:
Investment income—net [b]	.57	.23
Net realized and unrealized
gain (loss) on investments	(.87)	(.71)
Total from Investment Operations	(.30)	(.48)
Distributions:
Dividends from investment income—net	(.55)	(.24)
Net asset value, end of period	12.06	12.91

Total Return (%) [c]	(2.43)	1.27[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.80	1.99[e]
Ratio of net expenses to average net assets [f]	1.80	1.99[e]
Ratio of net investment income
to average net assets	4.53	3.69[e]
Portfolio Turnover Rate	76.05	55.80

Net Assets, end of period ($ x 1,000)	30,730	9,397

[a]	From March 15, 2007 (commencement of initial offering) to August 31, 2007.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
[f]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

28

		Year Ended August 31,

Class Z Shares	2008	2007 [a]	2006 [b]

Per Share Data ($):
Net asset value, beginning of period	12.91	13.34	12.50
Investment Operations:
Investment income—net [c]	.67	.63	.57
Net realized and unrealized
gain (loss) on investments	(.87)	(.39)	.82
Total from Investment Operations	(.20)	.24	1.39
Distributions:
Dividends from investment income—net	(.66)	(.63)	(.55)
Dividends from net realized gain on investments	—	(.04)	—
Total Distributions	(.66)	(.67)	(.55)
Net asset value, end of period	12.05	12.91	13.34

Total Return (%)	(1.59)	1.65	11.35[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	1.24	1.24[e]
Ratio of net expenses to average net assets	.97[f]	1.24[f]	1.18[e]
Ratio of net investment income
to average net assets	5.32	4.62	4.68[e]
Portfolio Turnover Rate	76.05	55.80	74.52[d]

Net Assets, end of period ($ x 1,000)	152,058	126,390	80,330

[a]	The fund commenced offering three classes of shares on March 15, 2007.The existing shares were redesignated
Class Z and the fund added Class A and Class C shares.
[b]	From September 30, 2005 (commencement of operations) to August 31, 2006.
[c]	Based on average shares outstanding at each month end.
[d]	Not annualized.
[e]	Annualized.
[f]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier High Yield Municipal Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”) a wholly-owned subsidiary of the Manager is the distributor of the fund’s shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class Z (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

30

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of:yields or prices of municipal securities of comparable quality,coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires addi-

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

tional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized

32

capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended August 31, 2008.

As of and during the period ended August 31, 2008, the fund did not have any liabilities for any unrecognized tax benefits.The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2008, the accumulated earnings on a tax basis were as follows: undistributed tax exempt income $85,304, accumulated capital losses $715,251 and unrealized depreciation $14,582,688. In addition, the fund had $3,762,047 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2008. If not applied, the carryover expires in fiscal 2016.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2008 and August 31, 2007 were as follows: tax exempt income $10,813,196 and $5,923,158 and ordinary income $0 and $288,921, respectively.

During the period ended August 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $37,666, increased accumulated net realized gain (loss) on investments by $37,250 and increased paid-in capital by $416. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended August 31, 2008, the fund did not borrow under the Facility.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2008, the Distributor retained $42,287 from commissions earned on sales of the fund’s Class A shares and $6,281 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average

34

daily net assets of Class C shares. During the period ended August 31, 2008, Class C shares were charged $157,687, pursuant to the Plan.

Under the Service Plan applicable to Class Z shares, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the average daily net assets attributable to Class Z shares for certain allocated expenses with respect to servicing and /or maintaining Class Z shareholder accounts.The services provided may include personal services relating to Class Z shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of Class Z shareholder accounts. During the period ended August 31, 2008, Class Z shares were charged $231,810 pursuant to the Service Plan.

Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2008, Class A and Class C shares were charged $123,427 and $52,562, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2008, the fund was charged $47,051 pursuant to the transfer agency agreement.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2008, the fund was charged $3,386 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2008, the fund was charged $22,477 pursuant to the custody agreement.

During the period ended August 31, 2008, the fund was charged $5,622 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $122,355, Rule 12b-1 distribution plan fees $17,467, shareholder service plan fees $27,627, custodian fees $12,284, chief compliance officer fees $3,760 and transfer agency per account fees $9,466.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended August 31, 2008, there were no redemption fees charged and retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2008, amounted to $215,566,689 and $148,276,100, respectively.

36

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading.Accordingly variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 2008, there were no open financial future contracts outstanding.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2008, the cost of investments for federal income tax purposes was $255,105,121; accordingly, accumulated net unrealized depreciation on investments was $14,582,688, consisting of $783,015 gross unrealized appreciation and $15,365,703 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier High Yield Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier High Yield Municipal Bond Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier High Yield Municipal Bond Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 22, 2008

The Fund 39

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2008 as “exempt-interest dividends” (not generally subject to regular federal income tax). As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

40

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 157
———————

David W. Burke (72)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85
———————

William Hodding Carter III (73)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill
(January 1, 2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)
Other Board Memberships and Affiliations:
• The Century Foundation, a tax-exempt research foundation, Emeritus Director
• The Enterprise Corporation of the Delta, a non-profit economic development organization, Director
No. of Portfolios for which Board Member Serves: 27
———————

Gordon J. Davis (67)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 36

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (66)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications
• Principal, Joni Evans Ltd.
• Senior Vice President of the William Morris Agency (2005)
No. of Portfolios for which Board Member Serves: 27

———————

Ehud Houminer (68)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
No. of Portfolios for which Board Member Serves: 63
———————

Richard C. Leone (68)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
• The American Prospect, Director
• Center for American Progress, Director
No. of Portfolios for which Board Member Serves: 27
———————

Hans C. Mautner (70)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member, Advisory Board, Lehman Brothers European Real Estate Private Equity Fund
No. of Portfolios for which Board Member Serves: 27

42

Robin A. Melvin (44)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
• Senior Vice President, Mentor, a National non-profit youth mentoring organization (2005)
No. of Portfolios for which Board Member Serves: 27
———————

Burton N. Wallack (57)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27
———————

John E. Zuccotti (71)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund 43

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 76 investment companies (comprised of 157 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 157 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

44

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 174 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 170 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Fund 45

For More Information

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $121,854 in 2007 and $125,508 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2007 and $15,367 in 2008. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $11,877 in 2007 and $11,915 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $285 in 2007 and $374 in 2008. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,629,020 in 2007 and $3,605,073 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL FUNDS, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 27, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	October 27, 2008

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)